UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number          811-22312

ACAP Strategic Fund

(Exact name of registrant as specified in charter)

350 Madison Avenue, 20th Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

SilverBay Capital Management LLC

350 Madison Avenue, 20th Floor

New York, New York 10017

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-716-6840

Date of fiscal year end: September 30

Date of reporting period: September 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ACAP STRATEGIC FUND

350 Madison Avenue, 20th Floor
New York, New York 10017

November 22, 2024

Re:      ACAP Strategic Fund (the “Fund”) — Annual Report to Shareholders

Dear Investor:

Please find enclosed the Fund’s Annual Report to Shareholders. We also enclose copies of the Privacy Policy for the Fund and its investment adviser.

Please note that a copy of the Fund’s prospectus may be obtained by contacting your financial advisor.

We appreciate your continued investment and look forward to a long and mutually beneficial relationship.

Very truly yours,

ACAP STRATEGIC FUND

Annual Report of

ACAP Strategic Fund

Financial Statements

with Report of Independent Registered Public Accounting Firm

For the Year Ended September 30, 2024

ACAP Strategic Fund

Financial Statements

For the Year Ended September 30, 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Grant Thornton LLP 757 Third Avenue, 9th Floor New York, NY 10017 D +1 212 599 0100 F +1 212 370 4520

Board of Trustees and Shareholders

ACAP Strategic Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of ACAP Strategic Fund (a Delaware statutory trust) (the “Fund”), including the schedules of investments, purchased options, securities sold, not yet purchased, and swap contracts, as of September 30, 2024, the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30 2024, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2009.

New York, New York

November 22, 2024

Grant Thornton LLP is a U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

ACAP STRATEGIC FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2024
Assets
Investments in securities of unaffiliated issuers, at fair value (cost $5,549,257,900)	$9,633,581,698
Deposits at brokers for securities sold, not yet purchased	1,423,842,970
Purchased options, at fair value (cost $816,350,958)	1,002,380,393
Receivable for investment securities sold	974,700,190
Net unrealized appreciation on total return swap contracts	314,557,837
Cash collateral received for total return swap contracts	313,068,032
Cash and cash equivalents	216,350,312
Interest receivable	8,610,328
Dividends receivable	4,301,562
Variation margin receivable	1,489,805
Other assets	135,144
Total assets	13,893,018,271
Liabilities
Securities sold, not yet purchased, at fair value (proceeds $3,938,788,626)	4,209,381,711
Payable for investment securities purchased	533,902,878
Due to brokers	314,557,837
Payable for shares repurchased	212,472,095
Management fees payable	10,311,500
Stock loan fee payable	7,151,176
Distribution and shareholder servicing fees payable	3,874,950
Dividends payable on securities sold, not yet purchased	3,435,712
Due to custodian (including Euros of $9, with a cost of $9 and Hong Kong Dollars of $3,156,911, with a cost of $3,155,043)	3,156,920
Administration fees payable	930,464
Professional fees payable	252,377
Miscellaneous expenses payable	1,170,521
Total liabilities	5,300,598,141
Net Assets	$8,592,420,130
Net assets
Represented by:
Shares of beneficial interest at $0.001 par value; unlimited shares authorized	$412,756
Additional paid-in-capital	5,459,510,108
Total distributable earnings	3,132,497,266
Net Assets	$8,592,420,130

	Shares issued and outstanding	Net Asset Value per share	Net Assets
Class A	286,918,171	$22.51	$6,457,218,563
Class W	125,838,180	$16.97	$2,135,201,567

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF INVESTMENTS

Shares		September 30, 2024 Fair Value
	Investments in Securities—112.12%
	Common Stocks—110.51%
	Brazil—0.27%
	Finance - Investment Banker / Broker—0.27%
1,288,020	XP Inc, Class A (a)	$23,107,079
	Total Brazil (cost $32,737,363)	$23,107,079

	China—5.39%
	Auto - Cars / Light Trucks—1.06%
2,511,000	BYD Co Ltd, Class H	91,744,036
	B2B / E-Commerce—1.25%
11,930,328	Full Truck Alliance Co Ltd ADR	107,492,255
	E-Commerce / Products—1.15%
2,471,752	JD.com Inc ADR (a)	98,870,080
	Real Estate Management / Services—1.26%
5,424,573	KE Holdings Inc ADR	108,003,248
	Schools—0.67%
754,856	New Oriental Education & Technology Group Inc ADR	57,248,279
	Total China (cost $354,708,104)	$463,357,898

	France—8.38%
	Aerospace / Defense - Equipment—8.38%
1,891,565	Airbus SE	277,016,064
1,880,204	Safran SA	442,972,593
	Total France (cost $455,536,470)	$719,988,657

	Germany—5.70%
	Aerospace / Defense—1.33%
365,494	MTU Aero Engines AG	114,214,682
	Athletic Footwear—1.19%
384,275	adidas AG	102,028,200
	Machinery - Electric Utility—3.18%
7,410,866	Siemens Energy AG *	273,518,564
	Total Germany (cost $364,995,642)	$489,761,446

	Hong Kong—2.63%
	Casino Hotels—0.90%
15,333,000	Galaxy Entertainment Group Ltd	77,084,474
	E-Commerce / Services—1.73%
6,736,400	Meituan, Class B *	149,167,789
	Total Hong Kong (cost $167,397,062)	$226,252,263

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2024 Fair Value
	Common Stocks (continued)
	Japan—5.19%
	Audio / Video Products—3.09%
13,681,500	Sony Group Corp	$265,662,516
	Machinery - Electric Utility—1.63%
5,306,400	Hitachi Ltd	140,264,950
	Web Portals / ISP—0.47%
13,704,345	LY Corp	40,172,203
	Total Japan (cost $309,097,534)	$446,099,669

	Netherlands—3.58%
	Medical - Biomedical / Genetics—1.07%
169,838	Argenx SE ADR *	92,065,783
	Semiconductor Equipment—2.51%
259,189	ASML Holding NV (a)	215,969,234
	Total Netherlands (cost $236,811,906)	$308,035,017

	Taiwan—5.55%
	Semiconductor Components - Integrated Circuits—5.55%
2,744,079	Taiwan Semiconductor Manufacturing Co Ltd ADR (a)	476,564,200
	Total Taiwan (cost $254,967,309)	$476,564,200

	United States—71.68%
	Aerospace / Defense—1.53%
92,481	TransDigm Group Inc (a)	131,982,410

	Aerospace / Defense - Equipment—0.46%
146,897	General Electric Co	27,701,836
154,662	Loar Holdings Inc *	11,536,239
		39,238,075
	Applications Software—4.25%
329,012	Elastic NV *	25,254,961
790,466	Microsoft Corp (a)	340,137,520
		365,392,481
	Building Products - Cement / Aggregate—2.78%
256,478	Martin Marietta Materials Inc (a)	138,049,284
405,458	Vulcan Materials Co	101,538,847
		239,588,131
	Coatings / Paint—0.67%
149,809	Sherwin-Williams Co (a)	57,177,601
	Commercial Services—1.40%
119,380	Cintas Corp (a)	24,577,954
319,980	Quanta Services Inc	95,402,037
		119,979,991

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2024 Fair Value
	Common Stocks (continued)
	United States (continued)
	Commercial Services - Finance—1.31%
766,901	Block Inc * (a)	$51,482,064
3,649,876	Marqeta Inc, Class A *	17,957,390
82,861	S&P Global Inc (a)	42,807,650
		112,247,104
	Computer Aided Design—4.15%
744,002	Cadence Design Systems Inc * (a)	201,646,862
305,348	Synopsys Inc *	154,625,174
		356,272,036
	Computers—1.42%
1,030,262	Dell Technologies Inc, Class C	122,127,257
	E-Commerce / Products—7.18%
3,312,038	Amazon.com Inc * (a)	617,132,041
	E-Commerce / Services—3.04%
747,059	Expedia Group Inc *	110,579,673
2,009,653	Uber Technologies Inc *	151,045,519
		261,625,192
	Electric - Generation—2.04%
672,882	Constellation Energy Corp	174,962,778
	Electronic Components - Semiconductors—2.94%
1,095,896	Analog Devices Inc (a)	252,242,382
	Electronic Connectors—0.90%
1,184,158	Amphenol Corp, Class A (a)	77,159,735
	Enterprise Software / Services—0.98%
1,136,948	SS&C Technologies Holdings Inc	84,372,911
	Finance - Credit Card—4.40%
372,670	Mastercard Inc, Class A (a)	184,024,446
704,669	Visa Inc, Class A (a)	193,748,742
		377,773,188
	Finance - Other Services—1.61%
861,654	Intercontinental Exchange Inc	138,416,099
	Independent Power Producer—1.51%
1,094,512	Vistra Corp	129,743,452
	Internet Content - Entertainment—8.13%
1,220,049	Meta Platforms Inc, Class A (a)	698,404,850
	Medical - Biomedical / Genetics—3.26%
1,586,819	Akero Therapeutics Inc * (a)	45,525,837
3,463,712	BioCryst Pharmaceuticals Inc *	26,324,211
354,718	Blueprint Medicines Corp * (a)	32,811,415
933,991	Keros Therapeutics Inc * (a)	54,236,857
312,314	Sarepta Therapeutics Inc * (a)	39,004,895
1,482,277	Ultragenyx Pharmaceutical Inc * (a)	82,340,487
		280,243,702

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2024 Fair Value
	Common Stocks (continued)
	United States (continued)
	Medical - Drugs—0.60%
1,920,283	ORIC Pharmaceuticals Inc *	$19,682,901
1,147,095	PMV Pharmaceuticals Inc *	1,709,172
576,143	Rhythm Pharmaceuticals Inc *	30,184,132
		51,576,205
	REITS - Diversified—2.65%
209,129	American Tower Corp (a)	48,635,040
201,601	Equinix Inc	178,947,096
		227,582,136
	Retail - Apparel / Shoes—1.38%
787,826	Ross Stores Inc (a)	118,575,691
	Retail - Building Products—0.69%
219,698	Lowe’s Cos Inc (a)	59,505,203
	Retail - Major Department Store—2.82%
2,061,684	TJX Companies Inc (a)	242,330,337
	Retail - Restaurants—0.70%
491,999	Chipotle Mexican Grill Inc * (a)	28,348,982
227,694	Yum! Brands Inc	31,811,129
		60,160,111
	Semiconductor Equipment—8.88%
888,119	Applied Materials Inc (a)	179,444,444
437,943	KLA Corp	339,147,439
211,774	Lam Research Corp (a)	172,824,526
534,445	Teradyne Inc (a)	71,578,219
		762,994,628
	Total United States (cost $3,193,994,097)	$6,158,805,727

	Uruguay—2.14%
	E-Commerce / Services—2.14%
89,574	MercadoLibre Inc * (a)	$183,802,265
	Total Uruguay (cost $41,204,936)	$183,802,265
	Total Common Stock (cost $5,411,450,423)	$9,495,774,221

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF INVESTMENTS (continued)

Shares		September 30, 2024 Fair Value
	Common Stocks (continued)
	Short-Term Securities—1.61%
	United States—1.61%
137,807,477	Dreyfus Treasury Obligations Cash Management, Institutional Shares, 5.01% (a) (b)	$137,807,477
	Total United States (cost $137,807,477)	$137,807,477
	Total Short-Term Securities (cost $137,807,477)	$137,807,477
	Total Investments in Securities (cost $5,549,257,900)—112.12%	$9,633,581,698
	Other Liabilities in Excess of Assets—(12.12%)	(1,041,161,568)
	Net Assets—100.00%	$8,592,420,130

(a)	Partially or wholly held in a pledged account at the Custodian as collateral for securities sold, not yet purchased.

(b)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2024. $136,493,928 is pledged in a collateral account by the Custodian for Total Return Swap Contracts.

*	Non-income producing security.

ADR	American Depositary Receipt

REITS	Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF INVESTMENTS (concluded)

Investments in Securities - By Industry	September 30, 2024 Percentage of Net Assets (%)
Aerospace / Defense	2.86
Aerospace / Defense - Equipment	8.84
Applications Software	4.25
Athletic Footwear	1.19
Audio / Video Products	3.09
Auto - Cars / Light Trucks	1.06
B2B / E-Commerce	1.25
Building Products - Cement / Aggregate	2.78
Casino Hotels	0.90
Coatings / Paint	0.67
Commercial Services	1.40
Commercial Services - Finance	1.31
Computer Aided Design	4.15
Computers	1.42
E-Commerce / Products	8.33
E-Commerce / Services	6.91
Electric - Generation	2.04
Electronic Components - Semiconductors	2.94
Electronic Connectors	0.90
Enterprise Software / Services	0.98
Investments in Securities - By Industry	September 30, 2024 Percentage of Net Assets (%)
Finance - Credit Card	4.40
Finance - Investment Banker / Broker	0.27
Finance - Other Services	1.61
Independent Power Producer	1.51
Internet Content - Entertainment	8.13
Machinery - Electric Utility	4.81
Medical - Biomedical / Genetics	4.33
Medical - Drugs	0.60
Real Estate Management / Services	1.26
REITS - Diversified	2.65
Retail - Apparel / Shoes	1.38
Retail - Building Products	0.69
Retail - Major Department Store	2.82
Retail - Restaurants	0.70
Schools	0.67
Semiconductor Components - Integrated Circuits	5.55
Semiconductor Equipment	11.39
Short-Term Securities	1.61
Web Portals / ISP	0.47
Total Investments in Securities	112.12%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF PURCHASED OPTIONS

Notional Amount (USD)	Contracts		September 30, 2024 Fair Value
		Purchased Options—11.67%
		Equity Options—11.55%
		Equity Call Options—8.01%
		Taiwan—0.29%
		Semiconductor Components - Integrated Circuits—0.29%
$404,180,000	23,096	Taiwan Semiconductor Manufacturing Co Ltd ADR, 11/15/2024, $175.00	$24,885,939
		Total Taiwan (cost $23,410,424)	$24,885,939

		United States—7.72%
		Applications Software—1.16%
499,608,000	12,336	Microsoft Corp, 11/15/2024, $405.00	41,849,880
257,002,000	3,473	ServiceNow Inc, 11/15/2024, $740.00	57,339,230
			99,189,110
		Auto - Cars / Light Trucks—1.66%
444,037,500	19,735	Tesla Inc, 12/20/2024, $225.00	101,437,900
236,832,000	9,868	Tesla Inc, 12/20/2024, $240.00	41,297,580
			142,735,480
		Casino Hotels—0.51%
78,748,000	19,687	Las Vegas Sands Corp, 12/20/2024, $40.00	21,606,483
121,613,250	14,741	Wynn Resorts Ltd, 11/15/2024, $82.50	21,816,680
			43,423,163
		E-Commerce / Products—0.51%
329,324,000	19,372	Amazon.com Inc, 12/20/2024, $170.00	44,022,870
		E-Commerce / Services—1.36%
217,190,000	587	Booking Holdings Inc, 01/17/2025, $3,700.00	37,051,440
182,580,000	18,258	DoorDash Inc, Class A, 11/15/2024, $100.00	80,061,330
			117,112,770
		Electronic Components - Semiconductors—2.11%
182,237,200	12,482	Broadcom Inc, 12/20/2024, $146.00	39,879,990
814,110,000	74,010	NVIDIA Corp, 12/20/2024, $110.00	141,544,125
			181,424,115
		Hotels & Motels—0.41%
227,199,000	10,819	Hilton Worldwide Holdings Inc, 04/17/2025, $210.00	35,324,035
		Total United States (cost $466,346,986)	$663,231,543
		Total Equity Call Options (cost $489,757,410)	$688,117,482

		Equity Put Options—3.54%
		United States—3.54%
		Growth & Income - Large Cap—0.83%
4,194,580,000	80,665	SPDR S&P 500 ETF Trust, 03/21/2025, $520.00	71,267,528

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF PURCHASED OPTIONS (continued)

Notional Amount (USD)	Contracts			September 30, 2024 Fair Value
			Equity Put Options (continued)
			United States (continued)
			Sector Fund - Technology—2.71%
$5,006,320,200	113,522		Invesco QQQ Trust Series 1, 03/21/2025, $441.00	$119,425,144
3,620,430,000	78,705		Invesco QQQ Trust Series 1, 03/21/2025, $460.00	113,728,725
				233,153,869
			Total United States (cost $317,990,638)	$304,421,397
			Total Equity Put Options (cost $317,990,638)	$304,421,397
			Total Equity Options (cost $807,748,048)	$992,538,879

			Currency Put Options—0.12%
			United States—0.12%
			Currency—0.12%

			Counterparty
271,319,753	271,319,753	USD / BRL, 12/20/2024, $5.40	Merrill Lynch Professional Clearing Corp	9,679,713
645,376,225	645,376,225	USD / CNH, 12/20/2024, $7.60	Merrill Lynch Professional Clearing Corp	161,801
			Total United States (cost $8,602,910)	$9,841,514
			Total Currency Put Options (cost $8,602,910)	$9,841,514
			Total Purchased Options (cost $816,350,958)	$1,002,380,393
ADR	American Depositary Receipt
BRL	Brazilian Real
CNH	Chinese Renminbi Yuan
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipts
USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF PURCHASED OPTIONS (concluded)

Purchased Options - By Industry	September 30, 2024 Percentage of Net Assets (%)
Applications Software	1.16
Auto - Cars / Light Trucks	1.66
Casino Hotels	0.51
Currency	0.12
E-Commerce / Products	0.51
E-Commerce / Services	1.36
Purchased Options - By Industry	September 30, 2024 Percentage of Net Assets (%)
Electronic Components - Semiconductors	2.11
Growth & Income - Large Cap	0.83
Hotels & Motels	0.41
Sector Fund - Technology	2.71
Semiconductor Components - Integrated Circuits	0.29
Total Purchased Options	11.67%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED

Shares		September 30, 2024 Fair Value
	Securities Sold, Not Yet Purchased—48.99%
	Common Stocks—48.99%
	Canada—0.46%
	Medical - Drugs—0.00%
15,956	Canopy Growth Corp	$76,908
	Private Equity—0.46%
738,966	Brookfield Corp	39,276,043
	Total Canada (proceeds $32,927,220)	$39,352,951

	China—2.89%
	Auto - Cars / Light Trucks—0.52%
3,258,954	NIO Inc ADR	21,769,813
1,847,742	XPeng Inc ADR	22,505,498
		44,275,311
	E-Commerce / Products—0.91%
740,100	Alibaba Group Holding Ltd, ADR	78,539,412
	Internet Content - Information / Networks—1.43%
9,608,300	Kuaishou Technology	67,848,762
965,300	Tencent Holdings Ltd	55,252,318
		123,101,080
	Metal Processors & Fabrication—0.01%
2,322,097	China Zhongwang Holdings Ltd	502,237
	Retail - Drug Store—0.02%
1,088,000	Ping An Healthcare and Technology Co Ltd	2,031,027
	Total China (proceeds $229,875,979)	$248,449,067

	France—0.96%
	Computer Services—0.56%
223,989	Capgemini SE	48,484,188
	REITS - Shopping Centers—0.40%
393,826	Unibail-Rodamco-Westfield	34,547,019
	Total France (proceeds $64,105,896)	$83,031,207

	Germany—0.40%
	Auto - Cars / Light Trucks—0.40%
394,719	Bayerische Motoren Werke AG	34,880,860
	Total Germany (proceeds $33,536,331)	$34,880,860

	Hong Kong—0.48%
	Electric - Integrated—0.16%
2,054,300	Power Assets Holdings Ltd	13,170,794
	Wireless Equipment—0.32%
9,529,200	Xiaomi Corp, Class B	27,603,090
	Total Hong Kong (proceeds $41,216,589)	$40,773,884

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		September 30, 2024 Fair Value
	Common Stocks (continued)
	India—0.14%
	Computer Services—0.14%
555,076	Infosys Ltd ADR	$12,361,543
	Total India (proceeds $10,744,797)	$12,361,543

	Ireland—0.61%
	Computer Services—0.61%
147,576	Accenture PLC, Class A	52,165,164
	Total Ireland (proceeds $49,704,296)	$52,165,164

	Netherlands—0.63%
	Semiconductor Components - Integrated Circuits—0.63%
224,003	NXP Semiconductors NV	53,762,960
	Total Netherlands (proceeds $56,029,232)	$53,762,960

	Switzerland—0.81%
	Computers - Peripheral Equipment —0.32%
307,678	Logitech International SA	27,607,947
	Electronic Components - Semiconductors—0.16%
469,326	STMicroelectronics NV	13,953,062
	Medical - Drugs—0.33%
247,120	Novartis AG ADR	28,423,742
	Total Switzerland (proceeds $65,975,707)	$69,984,751

	Thailand—0.48%
	Diversified Manufacturing Operations—0.48%
172,689	Fabrinet	40,830,587
	Total Thailand (proceeds $41,276,118)	$40,830,587

	United Kingdom—0.62%
	Electronic Components - Semiconductors—0.62%
370,050	ARM Holdings PLC	52,920,848
	Total United Kingdom (proceeds $51,467,384)	$52,920,848

	United States—40.51%
	Advertising Agencies—0.52%
433,103	Omnicom Group Inc	44,778,519
	Advertising Services—0.45%
1,212,810	Interpublic Group of Cos Inc	38,361,180
	Aerospace / Defense—0.26%
148,020	Boeing Co	22,504,961

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		September 30, 2024 Fair Value
	Common Stocks (continued)
	United States (continued)
	Airlines—1.24%
4,439,376	American Airlines Group Inc	$49,898,586
985,461	United Airlines Holdings Inc	56,230,405
		106,128,991
	Apparel Manufacturers—0.11%
1,331,335	Hanesbrands Inc	9,785,312
	Auto - Cars / Light Trucks—6.14%
4,829,152	Ford Motor Co	50,995,845
1,822,053	Tesla Inc	476,703,726
		527,699,571
	Beverages - Non-alcoholic—0.71%
1,159,488	Monster Beverage Corp	60,490,489
	Broadcasting Services / Programming—0.07%
760,172	Warner Bros Discovery Inc	6,271,419
	Cable / Satellite TV—1.04%
276,540	Charter Communications Inc, Class A	89,621,083
	Cellular Telecommunications—1.17%
485,509	T-Mobile US Inc	100,189,637
	Commercial Banks Non-US—0.36%
374,432	East West Bancorp Inc	30,980,504
	Commercial Banks - Eastern US—0.22%
2,123,866	Valley National Bancorp	19,242,226
	Commercial Banks - Western US—0.25%
494,743	Cathay General Bancorp	21,249,212

	Commercial Services - Finance—1.21%
376,957	Global Payments Inc	38,607,936
483,397	H&R Block Inc	30,719,879
441,724	PayPal Holdings Inc	34,467,724
		103,795,539
	Computer Data Security—0.87%
367,117	Qualys Inc	47,159,850
300,144	Rapid7 Inc	11,972,744
373,368	Tenable Holdings Inc	15,128,871
		74,261,465
	Computer Services—1.14%
1,078,303	Cognizant Technology Solutions Corp, Class A	83,223,426
73,473	EPAM Systems Inc	14,623,331
		97,846,757

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		September 30, 2024 Fair Value
	Common Stocks (continued)
	United States (continued)
	Computer Software—0.51%
860,792	C3.ai Inc, Class A	$20,856,990
573,560	Dropbox Inc, Class A	14,585,631
273,220	Teradata Corp	8,289,495
		43,732,116
	Consumer Products - Miscellaneous—0.59%
356,269	Kimberly-Clark Corp	50,689,953
	Cruise Lines—0.19%
863,448	Carnival Corp	15,956,519
	Electronic Components - Semiconductors—6.71%
671,141	GLOBALFOUNDRIES Inc	27,013,425
1,179,117	Microchip Technology Inc	94,671,304
888,119	Micron Technology Inc	92,106,821
38,151	Monolithic Power Systems Inc	35,270,600
1,683,184	NVIDIA Corp	204,405,865
596,662	Texas Instruments Inc	123,252,469
		576,720,484
	Enterprise Software / Services—0.52%
212,662	Veeva Systems Inc, Class A	44,631,374
	Food - Miscellaneous / Diversified—2.90%
1,214,699	Campbell Soup Co	59,423,075
994,336	Conagra Brands Inc	32,335,807
1,228,674	General Mills Inc	90,737,575
1,911,433	Kraft Heinz Co	67,110,413
		249,606,870
	Hotels & Motels—1.04%
687,068	Choice Hotels International Inc	89,524,960
	Internet Security—0.63%
159,512	Palo Alto Networks Inc	54,521,202
	Investment Management / Advisory Services—1.20%
296,039	Franklin Resources Inc	5,965,186
895,345	T Rowe Price Group Inc	97,529,931
		103,495,117
	Machinery - Farm—0.20%
201,208	Toro Co	17,450,770
	Medical - Biomedical / Genetics—0.88%
156,954	Amgen Inc	50,572,148
369,548	Moderna Inc	24,696,893
		75,269,041

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		September 30, 2024 Fair Value
	Common Stocks (continued)
	United States (continued)
	Medical - Drugs—0.97%
513,427	Bristol-Myers Squibb Co	$26,564,713
349,380	Johnson & Johnson	56,620,523
		83,185,236
	Real Estate Management / Services—1.14%
487,282	Anywhere Real Estate Inc	2,475,393
351,311	CBRE Group Inc, Class A	43,731,193
497,203	CoStar Group Inc	37,508,994
1,057,442	Cushman & Wakefield PLC	14,412,934
		98,128,514
	REITS - Hotels—0.35%
1,724,559	Host Hotels & Resorts Inc	30,352,238
	REITS - Office Property—2.02%
413,772	Brandywine Realty Trust	2,250,920
1,622,128	Douglas Emmett Inc	28,500,789
344,134	Hudson Pacific Properties Inc	1,644,961
659,101	Kilroy Realty Corp	25,507,209
922,043	SL Green Realty Corp	64,183,413
1,295,910	Vornado Realty Trust	51,058,854
		173,146,146
	REITS - Storage—1.04%
246,571	Public Storage	89,719,790
	Retail - Major Department Store—0.46%
1,774,269	Nordstrom Inc	39,903,310
	Retail - Miscellaneous / Diversified—0.13%
800,932	Sally Beauty Holdings Inc	10,868,647
	Retail - Regional Department Store—0.61%
1,408,686	Kohl’s Corp	29,723,275
1,430,680	Macy’s Inc	22,447,369
		52,170,644
	Telephone - Integrated—1.11%
2,316,919	AT&T Inc	50,972,218
994,854	Verizon Communications Inc	44,678,893
		95,651,111
	Transport - Services—1.55%
103,545	C.H. Robinson Worldwide Inc	11,428,262
443,981	FedEx Corp	121,508,720
		132,936,982
	Total United States (proceeds $3,261,929,077)	$3,480,867,889
	Total Common Stocks (proceeds $3,938,788,626)	$4,209,381,711
	Total Securities Sold, Not Yet Purchased (proceeds $3,938,788,626)	$4,209,381,711

ADR	American Depositary Receipt
REITS	Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (concluded)

Securities Sold, Not Yet Purchased - By Industry	September 30, 2024 Percentage of Net Assets (%)
Advertising Agencies	0.52
Advertising Services	0.45
Aerospace / Defense	0.26
Airlines	1.24
Apparel Manufacturers	0.11
Auto - Cars / Light Trucks	7.06
Beverages - Non-alcoholic	0.71
Broadcasting Services / Programming	0.07
Cable / Satellite TV	1.04
Cellular Telecommunications	1.17
Commercial Banks Non-US	0.36
Commercial Banks - Eastern US	0.22
Commercial Banks - Western US	0.25
Commercial Services - Finance	1.21
Computer Data Security	0.87
Computer Services	2.45
Computer Software	0.51
Computers - Peripheral Equipment	0.32
Consumer Products - Miscellaneous	0.59
Cruise Lines	0.19
Diversified Manufacturing Operations	0.48
E-Commerce / Products	0.91
Electric - Integrated	0.16
Electronic Components - Semiconductors	7.49
Enterprise Software / Services	0.52
Securities Sold, Not Yet Purchased - By Industry	September 30, 2024 Percentage of Net Assets (%)
Food - Miscellaneous / Diversified	2.90
Hotels & Motels	1.04
Internet Content - Information / Networks	1.43
Internet Security	0.63
Investment Management / Advisory Services	1.20
Machinery - Farm	0.20
Medical - Biomedical / Genetics	0.88
Medical - Drugs	1.30
Metal Processors & Fabrication	0.01
Private Equity	0.46
Real Estate Management / Services	1.14
REITS - Hotels	0.35
REITS - Office Property	2.02
REITS - Shopping Centers	0.40
REITS - Storage	1.04
Retail - Drug Store	0.02
Retail - Major Department Store	0.46
Retail - Miscellaneous / Diversified	0.13
Retail - Regional Department Store	0.61
Semiconductor Components - Integrated Circuits	0.63
Telephone - Integrated	1.11
Transport - Services	1.55
Wireless Equipment	0.32
Total Securities Sold, Not Yet Purchased	48.99%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SWAP CONTRACTS

Notional Amount (USD)	Maturity Date*		September 30, 2024 Unrealized Appreciation / Depreciation***

	Swap Contracts—3.66%
	Total Return Swap Contracts - Appreciation—4.78%
	Japan—0.16%
	Audio / Video Products—0.15%
$(34,392,870)	3/4/2026	Sharp Corp	$12,568,587
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Sharp Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Semiconductor Equipment—0.01%
(129,504,950)	3/4/2026	Tokyo Electron Ltd	455,065
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Tokyo Electron Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Japan		$13,023,652

	Spain—0.18%
	Building - Heavy Construction—0.18%
29,369,227	2/26/2027	Cellnex Telecom SA	15,624,651
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Cellnex Telecom SA in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%**.
	Total Spain		$15,624,651

	Sweden—0.02%
	Auto - Cars / Light Trucks—0.02%
(7,447,913)	12/11/2026	Volvo Car AB, Class B	1,762,683
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Volvo Car AB, Class B in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Sweden		$1,762,683

	Taiwan—0.04%
	Power Conversion / Supply Equipment—0.04%
61,672,030	3/4/2026	Delta Electronics Inc	3,169,386
		Agreement with Morgan Stanley, dated 03/01/2010 to receive the total return of the shares of Delta Electronics Inc in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 1.25%**.
	Total Taiwan		$3,169,386

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount (USD)	Maturity Date*		September 30, 2024 Unrealized Appreciation / Depreciation***

	Total Return Swap Contracts - Appreciation (continued)
	United Kingdom—0.18%
	Aerospace / Defense—0.17%
$100,249,665	12/11/2026	Rolls-Royce Holdings PLC	$14,770,646
		Agreement with Morgan Stanley, dated 12/07/2012 to receive the total return of the shares of Rolls-Royce Holdings PLC in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%**.
	Food - Retail—0.01%
(12,164,438)	12/11/2026	Marks & Spencer Group PLC	693,492
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Marks & Spencer Group PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.30%**.
	Total United Kingdom		$15,464,138

	United States—4.20%
	Private Equity—0.77%
108,486,033	3/4/2025	Carlyle Group Inc	66,176,244
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Carlyle Group Inc in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.45%**.
	Web Portals / ISP—3.43%
87,086,696	3/4/2025	Alphabet Inc, Class A	295,136,423
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Alphabet Inc, Class A in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.45%**.
	Total United States		$361,312,667
	Total Return Swap Contracts - Appreciation ****		$410,357,177

	Total Return Swap Contracts - Depreciation—1.12%
	Australia—0.13%
	Commercial Banks Non-US—0.13%
(27,541,389)	12/23/2024	Commonwealth Bank of Australia	11,508,773
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Commonwealth Bank of Australia in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Australia		$11,508,773

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount (USD)	Maturity Date*		September 30, 2024 Unrealized Appreciation / Depreciation***

	Total Return Swap Contracts - Depreciation (continued)
	Brazil—0.18%
	Finance - Other Services—0.18%
$65,511,223	1/30/2026	B3 SA - Brasil Bolsa Balcao	$15,305,267
		Agreement with Morgan Stanley, dated 01/30/2019 to receive the total return of the shares of B3 SA - Brasil Bolsa Balcao in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 1.00%**.
	Total Brazil		$15,305,267

	Japan—0.66%
	Office Automation & Equipment—0.32%
(69,211,695)	3/4/2026	Canon Inc	18,756,237
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Canon Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
(31,768,923)	3/4/2026	Ricoh Company Ltd	8,668,799
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Ricoh Company Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.75%**.
			27,425,036
	Semiconductor Equipment—0.34%
(93,634,536)	3/4/2026	Advantest Corp	28,799,363
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Advantest Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Japan		$56,224,399

	Taiwan—0.03%
	Electronic Component - Miscellaneous—0.00%
(6,488,194)	3/4/2026	AUO Corp	12,585
		Agreement with Morgan Stanley, dated 03/01/2010 to delivered the total return of the shares of AUO Corp Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.75%**.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount (USD)	Maturity Date*		September 30, 2024 Unrealized Appreciation / Depreciation***

	Total Return Swap Contracts - Depreciation (continued)
	Taiwan (continued)
	Semiconductor Component - Integrated Circuits—0.03%
$(17,988,486)	3/4/2026	Novatek Microelectronics Corp	$774,850
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Novatek Microelectronics Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 4.88%**.
(50,852,254)	3/4/2026	United Microelectronics Corp	1,586,849
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of United Microelectronics Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
			2,361,699
	Total Taiwan		$2,374,284

	United Kingdom—0.12%
	Cosmetics & Toiletries—0.12%
(48,704,495)	2/26/2027	Unilever PLC	10,386,617
		Agreement with Morgan Stanley, dated 03/03/2014 to deliver the total return of the shares of Unilever PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.35%**.
	Total United Kingdom		$10,386,617
	Total Return Swap Contracts - Depreciation *****		$95,799,340
	Total Swap Contracts, net		$314,557,837

*	Per the terms of the executed swap agreement, no periodic payments are made. A single payment is made upon the maturity of the Total Return Swap Contracts.

**	The financing rate is made up of the Daily Fed Funds Effective Rate plus a variable rate. The Daily Fed Funds Effective Rate is the weighted average interest rate at which depository institutions (banks and credit unions) trade federal funds (balances held at Federal Reserve Banks) with each other overnight. The variable rate indicated is as of September 30, 2024.

***	The value of the Total Return Swap Contracts is the same as the unrealized appreciation/depreciation. For this reason the value has not been broken out separately. Additionally, there were no upfront payments or receipts related to any of the Total Return Swap Contracts transactions.

****	Includes all Total Return Swap Contracts in an appreciated position. The unrealized appreciation of these contracts is included as part of Net unrealized appreciation on total return swap contracts in the Statement of Assets and Liabilities.

*****	Includes all Total Return Swap Contracts in a depreciated position. The unrealized depreciation amounts of these contracts is included as part of Net unrealized appreciation on total return swap contracts in the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

SCHEDULE OF SWAP CONTRACTS (concluded)

Swap Contracts - By Industry	September 30, 2024 Percentage of Net Assets (%)
Aerospace / Defense	0.17
Audio / Video Products	0.15
Auto - Cars / Light Trucks	0.02
Building - Heavy Construction	0.18
Commercial Banks Non-US	(0.13)
Cosmetics & Toiletries	(0.12)
Electronic Components - Miscellaneous	0.00
Finance - Other Services	(0.18)
Food - Retail	0.01
Swap Contracts - By Industry	September 30, 2024 Percentage of Net Assets (%)
Office Automation & Equipment	(0.32)
Power Conversion / Supply Equipment	0.04
Private Equity	0.77
Semiconductor Components - Integrated Circuits	(0.03)
Semiconductor Equipment	(0.33)
Web Portals / ISP	3.43
Total Swap Contracts	3.66%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2024
Investment Income
Interest	$138,937,543
Dividends (net of foreign withholding tax of $4,819,430)	70,395,619
Other	7,346
Total investment income	209,340,508
Expenses
Management fees	121,652,564
Stock loan fees	87,689,072
Dividends on securities sold, not yet purchased	73,687,180
Distribution and shareholder servicing fees - Class A Shares	48,663,979
Administration fees	3,446,661
Interest expense	1,937,390
Transfer agent fees	1,829,889
Custody fees	1,538,792
Professional fees	651,561
Insurance expense	201,724
Trustees’ fees	130,000
Registration fees	50,890
Miscellaneous expense	3,253,771
Total expenses	344,733,473
Net investment loss	(135,392,965)
Net realized gain/(loss) and net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts
Net realized gain/(loss) from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts
Investment securities of unaffiliated issuers	1,077,612,786
Purchased options	181,901,894
Securities sold, not yet purchased	(450,636,706)
Written options	16,298
Total return swap contracts	(224,957,725)
Foreign currency transactions	1,090,703
Net realized gain/(loss) from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts	585,027,250
Net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts
Investment securities of unaffiliated issuers	1,893,812,391
Purchased options	517,466,047
Securities sold, not yet purchased	(448,584,627)
Total return swap contracts	170,055,212
Foreign currency transactions	472
Net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts	2,132,749,495
Net realized gain/(loss) and net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts	2,717,776,745
Net increase in net assets resulting from operations	$2,582,383,780

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023
From operations:
Net investment loss	$(135,392,965)	$(177,104,122)
Net realized gain/(loss) from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts	585,027,250	(478,329,456)
Net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts	2,132,749,495	1,566,384,096
Net increase/(decrease) in net assets resulting from operations	2,582,383,780	910,950,518

From transactions in shares:
Proceeds from sales of shares
Class A	164,268,815	180,487,587
Class W	57,127,575	76,883,732
Total proceeds from sale of shares	221,396,390	257,371,319
Payment for shares repurchased
Class A	(767,904,151)	(698,327,904)
Class W	(236,401,165)	(501,001,210)
Total payment for shares repurchased	(1,004,305,316)	(1,199,329,114)
Exchange of shares
Class A	(588,719,344)	(4,099,800)
Class W	588,719,344	4,099,800
Total exchange of shares	—	—

Net increase/(decrease) in net assets from transactions in shares	(782,908,926)	(941,957,795)
Net increase/(decrease) in net assets	1,799,474,854	(31,007,277)
Net assets at beginning of period	6,792,945,276	6,823,952,553
Net assets at end of period	$8,592,420,130	$6,792,945,276

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2024
Cash flows from operating activities
Net increase in net assets resulting from operations	$2,582,383,780
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investment securities	13,925,889,599
Purchases of long-term investment securities	(12,708,273,280)
Proceeds from long-term securities sold short, not yet purchased	16,314,968,858
Cover of long-term securities sold short, not yet purchased	(16,067,619,293)
Proceeds from sales of short-term investment securities	1,394,619,494
Purchases of short-term investment securities	(1,034,118,189)
Proceeds from sales of short-term purchased options	8,996,618,720
Purchases of short-term purchased options	(8,373,194,106)
Cover of short-term written options	16,298
Proceeds from swap contracts	(224,957,725)
Net realized (gain)/loss from investment activities, foreign currency transactions, written options, purchased options and total return swaps	(585,027,250)
Net change in unrealized (appreciation)/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swaps	(2,132,749,495)
Changes in assets and liabilities related to operations:
Increase in deposits at brokers for securities sold, not yet purchased	(860,731,114)
Increase in receivable for investment securities sold	(317,042,876)
Increase in cash collateral received for total return swap contracts	(168,515,263)
Increase in interest receivable	(2,347,585)
Increase in dividends receivable	(1,322,873)
Increase in variation margin receivable	(1,489,805)
Increase in other assets	(2,313)
Decrease in payable for investment securities purchased	(182,967,644)
Increase in due to brokers	170,054,019
Increase in management fees payable	1,310,332
Increase in stock loan fee payable	715,348
Increase in distribution and shareholder servicing fees payable	221,992
Decrease in dividends payable on securities sold, not yet purchased	(1,395,358)
Increase in due to custodian	3,156,920
Increase in administration fees payable	121,737
Decrease in professional fees payable	(57,761)
Decrease in variation margin payable	(50,144)
Decrease in miscellaneous expenses payable	(371,936)

Net cash provided by operating activities	727,843,087

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

STATEMENT OF CASH FLOWS (concluded)

For the Year Ended September 30, 2024
Cash flows from financing activities
Net proceeds from sale of shares	221,396,390
Payment for shares repurchased, including the change in payable for shares repurchased	(1,015,733,488)
Net cash used in financing activities	(794,337,098)

Effect of exchange rate on cash	1,091,175

Net change in cash and cash equivalents and restricted cash	(65,402,836)
Cash and cash equivalents and restricted cash at beginning of period	281,753,148
Cash and cash equivalents and restricted cash at end of period	$216,350,312

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$1,955,537

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2024

1. Organization

ACAP Strategic Fund (the “Fund”) was organized as a Delaware statutory trust in June 2009. The Fund commenced operations on March 1, 2010. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a closed-end management investment company and operates as a diversified company. The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, offers to repurchase between 5% – 25% of its outstanding shares at their net asset value as of or prior to the end of each fiscal quarter. SilverBay Capital Management LLC serves as the investment adviser of the Fund (the “Adviser”). The Adviser is controlled by its sole member, Alkeon Capital Management, LLC (“Alkeon”). Each of the Adviser and Alkeon are registered with the SEC as an investment adviser. The Adviser also serves as the Fund’s “valuation designee” pursuant to
Rule 2a-5 under the 1940 Act.

The Fund’s investment objective is to achieve maximum capital appreciation. The Fund pursues this objective by investing its assets primarily in publicly-traded equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. The Fund also pursues its objective by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also borrow money for investment purposes (leverage). The use of short sales and leverage are speculative investment practices and involve a high degree of risk.

The Fund is authorized to issue an unlimited number of shares of beneficial interest (“Shares”), $0.001 par value. The minimum initial investment in the Fund by an investor is $50,000. Minimum subsequent investments must be at least $5,000 (including a sales load, if applicable). Investors may be charged a sales load up to a maximum of 3% on the amount they invest in Class A Shares. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. Shares may only be purchased through, and with funds drawn on, an investor’s brokerage account with brokers or dealers retained by Breakwater Group Distribution Services, LLC (the “Underwriter”) to act as selling agents to assist in the distribution of Shares (“Selling Agents”). Class A Shares are subject to distribution and shareholder servicing fees and Selling Agents who do not charge a front end load may charge their clients transaction fees or other transaction charges in such amounts as they may determine (which may be higher or lower, in the aggregate, than a front end load). Unlike Class A Shares, Class W Shares are not subject to any sales load or distribution and shareholder servicing fees. Class W Shares may be purchased through, and with funds drawn on, an investor’s “wrap-fee” account with a registered broker dealer or registered investment adviser retained by the Underwriter or the Adviser, as applicable, and whose financial advisor recommends their investment in the Fund. Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth of more than $2,200,000 (excluding the value of the primary residence of such person and any debt secured by such property up to its current market value) or otherwise satisfy the definition of a “qualified client” under the Investment Advisers Act of 1940. Under certain circumstances (including where a Class A shareholder may be eligible to invest in Class W Shares), and only as authorized by the Underwriter or the Fund, Class A Shares may be exchanged for Class W Shares. Any such exchange would generally not be a taxable event for U.S. federal income tax purposes. If shares are exchanged, such transactions shall not be considered a repurchase from the Fund triggering a Fiscal Period (as defined below) end for purpose of calculation of the Incentive Fee (as defined below). As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding Shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding Shares as of or prior to the end of each fiscal quarter. However, repurchase offers in excess of 5% of the Fund’s outstanding Shares for any particular fiscal quarter are entirely within the discretion of the Board of Trustees of the Fund (the “Board”) and, as a result, there can be no assurance that the Fund will make repurchase offers for amounts in excess of 5% of the outstanding Shares for any particular fiscal quarter.

Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their net asset value per share. Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares. Purchase orders for shares sold in connection with a monthly offering must be received prior to the close of business on the day of the month specified by the Underwriter (typically the last business day of the month).

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2024 (continued)

1. Organization (continued)

Purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first business day of the next month following submission of an investor’s purchase order. The Fund reserves the right to suspend or terminate the offering of shares at any time.

The Board has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The persons comprising the Board (the “Trustees”) are not required to invest in the Fund or to own Shares. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (hereafter referred to as “Authoritative Guidance”) requires the Adviser to make estimates and assumptions in determining the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Net increase in net assets resulting from operations, as presented in the Statement of Operations, with the exception of the distribution and shareholder servicing fee, is allocated pro rata between Class A and Class W Shares based on the net asset value of each share class as compared to the Fund’s net asset value overall on a monthly basis. The distribution and shareholder servicing fee is allocated only to Class A Shares.

The Fund qualifies as an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services—Investment Companies and, therefore, is applying the specialized accounting and reporting guidance therein.

The following is a summary of the significant accounting policies of the Fund:

a. Revenue Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade date basis. The Fund employs the specific identification method of inventory accounting for realized gains and losses on investment transactions. Dividends are recorded on the ex-dividend date, net of foreign withholding tax, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income and expense are recorded on the accrual basis. Dividends on securities sold, not yet purchased are an expense to the Fund. Such amounts are recorded on the ex-dividend date as Dividends on securities sold, not yet purchased on the Statement of Operations. The Fund amortizes premium and accretes discount on bonds using the effective yield method.

b. Portfolio Valuation

The value of the net assets of the Fund is determined on each business day as of the close of regular business of the New York Stock Exchange in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2024 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

Domestic and foreign exchange-traded equity securities (including listed warrants) traded upon or dealt in one or more domestic or foreign securities exchanges are valued at their official closing price as reported on their primary exchange.

Domestic non-exchange traded equity securities are valued at their last reported price.

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above, as well as dividends on the reference equity security and accrued swap interest since the day of opening the position.

Fixed income, including convertible bonds, is generally valued using an evaluated bid price provided by an independent pricing agent. Evaluated bid prices provided by the pricing agent may be determined without exclusive reliance on quoted bid prices and may reflect factors such as relative credit information, observed market movements, sector news, maturity, reported trade frequencies and other market data. Money market instruments with a remaining maturity of 60 days or less may be valued at amortized cost (purchase price or last valuation, as applicable, adjusted for accretion of discount or amortization of premium) unless the Adviser believes another valuation is more appropriate.

Options traded upon or dealt in one or more domestic or foreign securities exchanges are valued at their last reported mid price as reported on such exchange(s). Non-exchange traded options and currency options are valued using a combination of observable inputs and models.

Forward contracts are traded on the over-the-counter market. Forward contracts are valued using observable inputs, such as currency exchange rates or commodity prices, applied to notional amounts stated in the applicable contracts.

When market quotations are not readily available, if a market quotation is “stale”, or when the valuation methods mentioned above are not reflective of the fair value of an asset or a liability, fair value will be determined in good faith based on observable and unobservable inputs relevant to the valuation of the asset under the oversight of the Board (“Fair Value Determination”).

The Adviser monitors the continuing appropriateness of the valuation methodology being used for each security and other investment.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be subject to Fair Value Determination taking into account the aforementioned factors, in good faith pursuant to procedures adopted by the Board. For the year ended September 30, 2024, no portfolio securities or liabilities were subject to Fair Value Determination.

The Fund follows ASC Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) for fair value measurement. ASC Topic 820 establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2024 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

by requiring that the most observable inputs be used when available. ASC Topic 820 establishes three levels of inputs that may be used to measure fair value. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Over-the-counter financial derivative instruments, such as forward contracts and total return swaps, derive their values from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These derivative contracts that use valuation techniques and observable inputs as described above and in further detail below and have an appropriate level of market activity are categorized within Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Additional information on the investments can be found in the Schedule of Investments, the Schedule of Purchased Options, the Schedule of Securities Sold, Not Yet Purchased and the Schedule of Swap Contracts.

The following table summarizes the fair value of assets and liabilities by the ASC Topic 820 fair value hierarchy levels as of September 30, 2024.

	Level 1	Level 2	Level 3	Balance September 30, 2024
Assets
Investment Securities
Common Stocks	$9,495,774,221	$—	$—	$9,495,774,221
Short-Term Securities	137,807,477	—	—	137,807,477
Purchased Options	992,538,879	9,841,514	—	1,002,380,393
Net Unrealized Appreciation on Total Return Swap Contracts	—	314,557,837	—	314,557,837
Total Assets	$10,626,120,577	$324,399,351	$—	$10,950,519,928

Liabilities
Securities Sold, Not Yet Purchased
Common Stocks	$4,209,381,711	$—	$—	$4,209,381,711
Total Liabilities	$4,209,381,711	$—	$—	$4,209,381,711

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2024 (continued)

2. Significant Accounting Policies (continued)

c. Cash and Cash Equivalents

The Fund considers all financial instruments that mature within three months of the date of purchase as cash equivalents. At September 30, 2024 the Fund held $216,329,545 in cash equivalents in a BNY Mellon overnight interest-bearing account and $20,767 in U.S. Dollars. These amounts are presented in the Statement of Assets and Liabilities as cash and cash equivalents. Money market accounts are not subject to federally insured bank deposit limits.

The Fund maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

As further discussed in Note 2.f., as of September 30, 2024 the Fund has additional cash and cash equivalents on deposit with brokers primarily to satisfy margin and short sale requirements.

d. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with Authoritative Guidance. To the extent these differences are permanent, such amounts are reclassified within the capital account based on their federal tax basis treatment; temporary differences do not require such reclassification.

e. Income Taxes

Each year the Fund intends to operate in a manner to qualify as, and has elected to be treated as, a regulated investment company under subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Also, the Fund intends to distribute each year substantially all of its net investment company taxable income and net realized capital gains, if any, to shareholders and therefore not be required to pay federal income taxes. Accordingly, no provision for federal income or excise tax is required.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received.

f. Due to/from Brokers and Custodian

Due to/from brokers consists of U.S. dollar and foreign currency cash balances held at the Fund’s prime brokers (Morgan Stanley & Co., Inc., Merrill Lynch Professional Clearing Corp. and Goldman Sachs & Co. LLC). The Fund is charged interest on cash it borrows at agreed upon rates with its prime brokers. The amount due from brokers primarily represents receivables for funds held by the broker which result from cash proceeds from the unwinding of swap positions and other trades. It is the Fund’s policy to monitor the credit standing of the broker and other financial institutions with which it conducts business. Due to custodian consists of debit cash balances generated through trading activities held at the Fund’s custodian, The Bank of New York Mellon (the “Custodian”). All amounts due to brokers and custodians will be paid within one year.

Due to brokers also includes the obligation to return cash collateral received from a counterparty due to the appreciation in the fair market value of the fund’s swap instruments, as further discussed in Note 2.g.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2024 (continued)

2. Significant Accounting Policies (continued)

g. Cash Collateral Received for Total Return Swap Contracts and Variation Margin Receivable/Payable

Cash is paid/received periodically (subject to certain thresholds) to/from the counterparty due to the appreciation or depreciation in the fair market values of the Fund’s swap instruments. Settled payments are recorded as Cash Collateral Received for total return swap contracts in the Statement of Assets and Liabilities. Variation Margin Receivable/Payable represents the amount of such payments due from/to counterparty which have not been settled in the Statement of Assets and Liabilities. As of September 30, 2024, the amount of such cash collateral received was $313,068,032 and the amount of Variation Margin Receivable was $1,489,805 as presented in the Statement of Assets and Liabilities. See also Note 12 below.

h. Receivable for Investment Securities Sold and Payable for Investment Securities Purchased

Receivable for investment securities sold and Payable for investment securities purchased represents trades that occurred prior to the end of the Fiscal Period but have not settled as of the end of the Fiscal Period (as defined below). These amounts are presented in the Statement of Assets and Liabilities.

It’s the Fund’s policy to monitor the credit risk of the brokers with which it conducts business.

3. Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and has the effect of reducing the net asset value of the Fund. For the year ended September 30, 2024, Management Fees totaled $121,652,564, included in the Statement of Operations, of which $10,311,500 remained payable to the Adviser at the end of the reporting period and is included on the Statement of Assets and Liabilities.

4. Incentive Fee

Also in consideration for the management services provided by the Adviser, the Fund pays the Adviser a performance-based incentive fee (the “Incentive Fee”). The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (defined below) exceed the balance of the loss carryforward account (described below), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a Share repurchase offer by the Fund.

For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of Shares repurchased during the Fiscal Period (excluding Shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional Shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of Shares issued during the Fiscal Period (excluding any Shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund).

Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2024 (continued)

4. Incentive Fee (continued)

“Fiscal Period” means each period ending on the Fund’s fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a Share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period for purposes of calculating the Incentive Fee due (if any) on Shares being tendered for repurchase.

The Incentive Fee is payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that is credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited (but not below zero) with the amount of any net profits of the Fund for that Fiscal Period. This is sometimes known as a “high water mark.” The loss carryforward account is also reduced by: (i) the payment by the Fund of any dividend or other distribution to Shareholders (unless the full amount thereof is reinvested in Shares of the Fund); and (ii) any repurchase by the Fund of its Shares.

For the year ended September 30, 2024, there were no Incentive Fees earned by the Adviser.

5. Distribution and Shareholder Servicing Fees

The Board has approved, and the Fund has adopted, a distribution and service plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and the related servicing of shareholders. Under the plan, Class A Shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling Shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of the Class A Shares of the Fund (the “Distribution and Shareholder Servicing Fees”). Distribution and Shareholder Servicing Fees are accrued daily as an expense of the Fund. Class W Shares of the Fund are not subject to the Distribution and Shareholder Servicing Fees.

For the year ended September 30, 2024, Distribution and Shareholder Servicing Fees amounted to $48,663,979 and is included in the Statement of Operations. At September 30, 2024, $3,874,950 remained payable as distribution and shareholder servicing fees as presented in the Statement of Assets and Liabilities.

6. Administration Fee, Related Party Transactions and Other

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund. BNY Mellon also provides transfer agency services to the Fund and is paid a minimum of $20,000 per annum for such services. In consideration of the administration and accounting services, the Fund pays BNY Mellon a monthly asset-based fee that includes the regulatory administration fee, which is not anticipated to exceed .08% of the Fund’s average net assets. The Fund also reimburses BNY Mellon for certain out-of-pocket expenses. For the year ended September 30, 2024, administration fees amounted to $3,446,661, as presented in the Statement of Operations. At September 30, 2024, $930,464 of administration fees remained payable, as presented in the Statement of Assets and Liabilities, representing three months’ worth of such fees. Morgan Stanley Fund Services USA LLC (“MSFS”) also provides certain additional reporting (non-distribution) services to the Fund. In consideration for such services, the Fund pays MSFS an amount not anticipated to exceed .01% of the Fund’s average net assets per year.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2024 (continued)

6. Administration Fee, Related Party Transactions and Other (continued)

The Custodian serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian.

The Fund’s distributor is Breakwater Group Distribution Services LLC (“Breakwater”). Alkeon, the sole member of the Adviser, is the non-managing member of Breakwater, a broker-dealer that employs certain of Alkeon’s employees. Breakwater, an underwriter under the federal securities laws, serves as Underwriter of the Fund’s Shares on a best efforts basis. Pursuant to the terms of the Underwriter’s distribution agreement with the Fund, the Underwriter may retain Selling Agents to assist in the distribution of Shares. As described in Note 5 above and in the Fund’s prospectus, Distribution and Shareholder Servicing Fees are used to compensate Selling Agents and are generally not retained by Breakwater.

Each Independent Trustee receives an annual retainer of $67,500 plus reimbursement of reasonable out of pocket expenses. Trustees who are “interested persons” do not receive any annual or other fee from the Fund. Trustees who are “interested persons” are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred in performing their duties. The Officers of the Fund serve without compensation.

7. Indemnifications and Financial Guarantees

The Fund has entered into several contracts that contain routine indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has had no claims or payments pursuant to these or prior agreements, and the Fund believes the likelihood of a claim being made is remote. Other than the foregoing, the Fund has no other commitments or contingencies.

8. Securities Transactions

Aggregate purchases and sales of investment securities, excluding short-term investment securities, for the year ended September 30, 2024 amounted to $12,708,273,280 and $13,925,889,599, respectively. Aggregate proceeds of sales and purchases for securities sold, not yet purchased for the year ended September 30, 2024 amounted to $16,314,968,858 and $16,067,619,293, respectively. For the year ended September 30, 2024, there were no transactions of government securities.

9. Borrowings

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund (which do not include securities sold, not yet purchased and derivative transactions), subject to limitations of the 1940 Act, will not exceed 33⅓ percent of the Fund’s total assets. Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowing for investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks.

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per Share. The Fund’s investment program makes frequent use of leverage.

For the year ended September 30, 2024, the average daily amount of such borrowings was $88,000,961 and the daily weighted average annualized interest rate was 1.98%. At September 30, 2024, the Fund held no positions of the above-mentioned borrowings.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2024 (continued)

10. Transactions in Shares

Transactions in Shares were as follows:

	For the Year Ended September 30, 2024 Shares		For the Year Ended September 30, 2023 Shares
	Class A	Class W	Class A	Class W
Shares at the beginning of the period	342,089,425	102,705,668	376,625,711	138,889,663
Shares sold	8,247,110	3,811,052	11,374,098	6,689,829
Shares repurchased	(37,267,231)	(15,428,090)	(45,658,419)	(43,212,016)
Shares exchanged *	(26,151,133)	34,749,550	(251,965)	338,192
Net increase (decrease)	(55,171,254)	23,132,512	(34,536,286)	(36,183,995)
Shares at the end of the period	286,918,171	125,838,180	342,089,425	102,705,668

*	For the year ended September 30, 2024 and year ended September 30, 2023, $588,719,344 and $4,099,800, respectively, represent the value of Class A and W Shares exchanged, in the aggregate. Different Share amounts are due to different net asset values between the Share classes.

As of September 30, 2024, the Adviser and its affiliates own 12,487.735 Class A Shares of the Fund.

11. Principal and Non-Principal Fund Investment Practices and Their Risks

Although the Fund’s principal investment strategy is to invest primarily in publicly traded equity securities of U.S. and foreign companies, the Fund may invest its assets in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve maximum capital appreciation, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities, and such other considerations as the Adviser deems appropriate.

The Fund may effect short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. For example, the Fund may “short” a security of a company if the Adviser believes the security is over-valued in relation to the issuer’s prospects for earnings growth. In addition, the Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. At times, the Fund may be exposed significantly to short positions and, as a result, the dollar value of short positions in the portfolio could exceed the dollar value of long positions.

To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Thus, short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, where in the case of a short sale, there is no limit on the loss that may be incurred. The Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as Dividends on securities sold, not yet purchased on the Statement of Operations. In accordance with the terms of its prime brokerage agreement, the Funds may be charged a fee on borrowed securities. Such fees are calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The fees are presented as Stock loan fees on the Statement of Operations. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur, and the Fund might be compelled, at the most disadvantageous time, to replace

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2024 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Fund’s investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Fund. In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain.

The Fund’s short sales have the effect of leveraging the Fund’s assets. The Fund may also generate leverage through engaging in securities lending. The Fund’s use of total return swaps can also expose the Fund to leveraged investment exposure. During periods of volatility, regulators may impose certain restrictions or disclosure requirements on short sales. The levels of restriction and disclosure may vary across different jurisdictions. Such restrictions and disclosure requirements may make it difficult for the Adviser to express its negative views in relation to certain securities, companies or sectors, which may have an adverse effect on the Fund’s ability to implement its investment strategy.

Authoritative guidance on disclosures about derivative instruments and hedging activities requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The realized gain/(loss) on swap contracts and foreign currency transactions is reflected on the Statement of Operations within these financial statements. The net change in unrealized appreciation/ depreciation on swap contracts is reflected on the Statement of Operations within these financial statements. The net change in unrealized appreciation/depreciation on foreign currency transactions is reflected on the Statement of Operations within these financial statements as a component of the net change in unrealized appreciation/ depreciation from investment activities and foreign currency transactions. Option contracts serve as components of the Fund’s investment strategies and are utilized to structure investments to enhance the performance of the Fund.

Foreign (Non-U.S.) Risk – Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors, including as a result of wars such as in the Ukraine and the Middle East.

a. Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity (i.e., market risk). The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality.

The Fund may also invest in convertible bonds.

Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2024 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

a. Bonds and Other Fixed-Income Securities (continued)

grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund does not expect to invest more than 15% of its net assets in non-convertible debt securities. The Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

At September 30, 2024, the Fund held no positions of the above-mentioned investments.

b. Exchange Traded Funds and Other Similar Instruments

The Fund may purchase retail shares of exchange-traded funds (“ETFs”) that are registered under the 1940 Act and retail shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares. Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes. Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at net asset value in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail shares).

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

At September 30, 2024, the Fund held no positions of the above-mentioned investments.

c. Temporary Investments; U.S. Government Securities Risk

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation (“FDIC”); and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2024 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

c. Temporary Investments; U.S. Government Securities Risk (continued)

The Fund may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of shares from shareholders or for other purposes.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s Share price or yield could fall. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund’s Shares are guaranteed by the FDIC or any other government agency, or that the price of the Fund’s Shares will not continue to fluctuate.

At September 30, 2024, the fair value of the above-mentioned investments was $137,807,477 and is presented as part of investments in securities on the Statement of Assets and Liabilities.

d. Total Return Swaps

The Adviser may use total return swaps to pursue the Fund’s investment objective of maximum capital appreciation. The Adviser may also use these swaps for hedging purposes. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated notional amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps, total return swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency, commodity or equity involved.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security index or market.

Most swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss generally consists of the net amount of payments that the Fund contractually is entitled to receive and/or the termination value at the end of the contract, which may be different than the amounts recorded on the Statement of Assets and Liabilities. Total return swaps are non-income producing instruments.

The Fund’s total return swap contract counterparty is Morgan Stanley & Co., Inc.

At September 30, 2024, the net amount of the fair value of the above-mentioned investments was $314,557,837 and is presented as net unrealized appreciation on total return swap contracts on the Statement of Assets and Liabilities.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2024 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

e. Call and Put Options on Individual Securities

The Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books or with the Fund’s custodian to fulfill the obligation undertaken.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers.

Options transactions may be effected on securities exchanges or in the over-the-counter market. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options, including options on currencies. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded over-the-counter or on a securities exchange. These transactions involve risks consisting of counterparty credit risk and leverage risk.

At September 30, 2024, the fair value of the above-mentioned investments was $992,538,879 and is presented as part of purchased options on the Statement of Assets and Liabilities.

f. Foreign Currency Transactions

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2024 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

f. Foreign Currency Transactions (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in the net change in unrealized appreciation/depreciation from investment activities and foreign currency transactions and in net realized gain/(loss) from investment activities on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

The Fund may enter into forward contracts for hedging and non-hedging purposes to pursue its investment objective. These contracts represent obligations to purchase or to sell a specified amount of currency at a future date and at a specified price agreed to by the parties at the time they enter into the contracts and allow the Fund to “lock in” the U.S. dollar prices of securities. However, there may be an imperfect correlation between the securities being purchased or sold and the forward contracts entered into, and there is a risk that a counterparty will be unable or unwilling to fulfill its obligations under the forward contract.

At September 30, 2024, the Fund held no positions of the above-mentioned investments.

The Fund may also seek to hedge against the decline in the value of a currency or, to the extent applicable, to enhance returns, through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or over-the-counter markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

At September 30, 2024, the fair value of the currency options was $9,841,514 and is presented as part of purchased options on the Statement of Assets and Liabilities.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2024 (continued)

12. Balance Sheet Offsetting

In the normal course of business, the Fund enters into derivative transactions subject to enforceable master netting agreements. International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions and related collateral entered into by the Fund and its counterparties. The Fund has entered into ISDA Master Agreements with all of its counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of termination or default.

Events of termination include conditions that may entitle the Fund/counterparty to elect to terminate an agreement early and cause the settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate a contract early could be material to the financial statements.

In an event of default (i.e. the Fund/counterparty (a) fails to post collateral, (b) fails to comply with any restrictions or provisions, or (c) fails to comply with or perform any agreement or obligation), the counterparty/Fund has the right to set-off any amounts payable by the Fund/counterparty with respect to any obligations against any posted collateral or the cash equivalent of any posted collateral. Further, the counterparty/Fund has the right to liquidate, sell, pledge, re-hypothecate, or dispose of such posted collateral to satisfy any outstanding obligations.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options, and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund/counterparty. Generally, the amount of collateral due to/from a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from the counterparty’s non-performance.

The Fund has elected to offset eligible financial instruments in the Statement of Assets and Liabilities pursuant to the ISDA Master Agreements.

The Fund’s derivative agreements contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Fund’s NAV over a specified time period. If an event occurred at September 30, 2024 that triggered a contingent feature, the counterparty to the agreement may require the Fund to post additional collateral or terminate the derivative positions and demand payment. Any collateral already posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivative agreements with credit-risk related contingent features would be the total value of derivative instruments in a net liability position for the Fund as of September 30, 2024, as disclosed in the table below. The aggregate fair value of cash and securities posted as collateral as of September 30, 2024 was $136,493,928. If the credit-risk-related contingent features were triggered at the end of the reporting period, no additional collateral would be required to be posted.

At September 30, 2024, no event occurred that triggered a credit-risk-related contingent feature.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2024 (continued)

12. Balance Sheet Offsetting (continued)

Offsetting of Financial Assets and Derivative Assets

		Gross Amounts Offset in the	Net Amounts of Assets Presented	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amount of Recognized Assets	Statement of Assets and Liabilities	in the Statement of Assets and Liabilities	Financial Instruments	Cash or Securities Collateral Received (a)	Net Amount
Total return swap contracts	$410,357,177	$(95,799,340)	$314,557,837	$—	$314,557,837	$—
Purchased options	$1,002,380,393	$—	$1,002,380,393	$—	$—	$1,002,380,393

Offsetting of Financial Liabilities and Derivative Liabilities

		Gross Amounts Offset in the	Net Amounts of Liabilities Presented in	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amount of Recognized Liabilities	Statement of Assets and Liabilities	the Statement of Assets and Liabilities	Financial Instruments	Cash or Securities Collateral Pledged (a)	Net Amount
Total return swap contracts	$95,799,340	$(95,799,340)	$—	$—	$—	$—

(a)	As of September 30, 2024, the total amount of cash or securities collateral received/pledged is more than the amount reported due to over-collateralization. As of September 30, 2024 the amount of cash or securities collateral received from the counterparty is $313,068,032 and is included as part of cash collateral received for total return swap contracts in the Statement of Assets and Liabilities. The amount of cash or securities collateral pledged to the counterparty is $136,493,928. Securities collateral pledged to the counterparty is based off of notional exposure. The amount of collateral pledged to the counterparty is currently included in the Dreyfus Treasury Obligations Cash Management, Institutional investment, as noted within the Schedule of Investments.

The fair value of derivative instruments as of September 30, 2024 was as follows:

	Fair Value on the Statement of Assets and Liabilities
Asset derivatives not accounted for as hedging instruments	Equity Risk	Foreign Exchange Risk
Total return swap contracts (a)	$410,357,177	$—
Purchased options (b)	992,538,879	9,841,514
Total	$1,402,896,056	$9,841,514

	Fair Value on the Statement of Assets and Liabilities
Liability derivatives not accounted for as hedging instruments	Equity Risk	Foreign Exchange Risk
Total return swap contracts (a)	$95,799,340	$—
Total	$95,799,340	$—

(a)	Presented as part of net unrealized appreciation on total return swap contracts in the Statement of Assets and Liabilities.
(b)	Presented as part of purchased options, at fair value in the Statement of Assets and Liabilities.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2024 (continued)

12. Balance Sheet Offsetting (continued)

Effect of derivative instruments trading activities for the year ended September 30, 2024:

	Realized gain/(loss) recognized on the Statement of Operations
Derivatives not accounted for as hedging instruments	Equity Risk	Foreign Exchange Risk
Total return swap contracts (a)	$(224,957,725)	$—
Purchased options (b)	198,978,930	(17,077,036)
Written options (c)	16,298	—
Total	(25,962,497)	(17,077,036)

(a)	Presented as part of net realized gain/(loss) from total return swap contracts in the Statement of Operations.
(b)	Presented as part of net realized gain/(loss) from purchased options in the Statement of Operations.
(c)	Presented as part of net realized gain/(loss) from written options in the Statement of Operations.

	Net change in unrealized gain/(loss) recognized on the Statement of Operations
Derivatives not accounted for as hedging instruments	Equity Risk	Foreign Exchange Risk
Total return swap contracts (a)	$170,055,212	$—
Purchased options (b)	509,290,528	8,175,519
Total	679,345,740	8,175,519

(a)	Presented as part of net change in unrealized appreciation/depreciation from total return swap contracts in the Statement of Operations.
(b)	Presented as part of net change in unrealized appreciation/depreciation from purchased options in the Statement of Operations.

The average volume of derivative activities for the year ended September 30, 2024 are as follows:

Derivatives not accounted for as hedging instruments	Derivative Volume
Total return swap contracts (a)	$96,019,725
Purchased options (b)	982,756,550

(a)	Average notional cost basis of the underlying securities within each total return swap contract at the end of each month of the Fiscal Period.
(b)	Average cost basis of the purchased options at the end of each month of the Fiscal Period.

13. Federal Tax Information

During the year ended September 30, 2024, taxable gain differs from net increase in net assets resulting from operations primarily due to: (1) unrealized gain/(loss) from investment activities and foreign currency transactions, as investment gains and losses are not included in taxable income until they are realized; (2) deferred wash sales losses and loss deferrals on unsettled short positions; (3) net deferral of qualified late year losses; (4) deferred straddle losses; and (5) net operating losses.

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. As of September 30, 2024, the Fund had $856,578,922 of capital loss carryovers available to offset possible future capital gains. Under federal tax law, capital loss realized after October 31, 2023

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2024 (continued)

13. Federal Tax Information (continued)

and certain ordinary losses realized after December 31, 2023 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended September 30, 2024, the Fund incurred and elected to defer qualified late-year ordinary loss of $92,418,284.

As of September 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income:	$—
Undistributed long-term capital gains:	—
Accumulated realized capital and other losses:	(948,997,206)
Net unrealized appreciation/depreciation:	4,125,013,336
Other temporary differences:	(43,518,864)
Total	$3,132,497,266

As of September 30, 2024, the aggregate unrealized appreciation/depreciation and the aggregate cost of investment securities for tax purposes, including purchased options were as follows:

Excess of value over tax cost gross appreciation	$4,350,757,633
Excess of tax cost over value gross depreciation	(269,700,368)
Net unrealized appreciation	$4,081,057,265

Cost of total investments for income tax purposes	6,553,666,222

The authoritative guidance requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. The permanent differences are primarily attributable to the write-off of net investment loss. For the year ended September 30, 2024, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

Decrease Paid-in-Capital	Increase Undistributed Net Investment Income/(Loss)	Increase Accumulated Realized Gain/(Loss)
$(228,204,018)	$213,332,582	$14,871,436

During the year ended September 30, 2024 and year ended September 30, 2023, the Fund did not pay any distributions.

ASC Topic 740 Accounting for Uncertainty in Income Taxes (“ASC Topic 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Fund’s financial statements. ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC Topic 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. In accordance with authoritative guidance, management has analyzed the Fund’s tax positions for the open tax years from 2020 through 2023, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not record any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2024 (continued)

13. Federal Tax Information (continued)

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date. At September 30, 2024, the Fund had no deferred tax liability.

14. Financial Highlights

The following table includes selected data for a share outstanding throughout the periods shown.

	Class A	Class A	Class A	Class A	Class A
	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net asset value per Share, beginning of period	$16.21	$14.22	$24.72	$25.49	$17.84
Income from investment operations (a):
Net investment income/(loss)	(0.36)	(0.42)	(0.58)	(0.78)	(2.73)
Net realized and net change in unrealized gain/(loss) from investment activities, foreign currency transactions, forward contracts, purchased options and total return swaps	6.66	2.41	(9.52)	1.07	11.03
Total income/(loss) from investment operations	6.30	1.99	(10.10)	0.29	8.30
Distributions to shareholders:
Total distributions to shareholders	—	—	(0.40)	(1.06)	(0.65)
Net asset value per Share, end of period	$22.51	$16.21	$14.22	$24.72	$25.49
Total return—gross (b) (c)	38.86%	13.99%	(41.51)%	0.95%	57.87%
Total return—net (b) (c)	38.86%	13.99%	(41.51)%	0.92%	47.96%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$6,457,218	$5,546,690	$5,356,661	$9,471,744	$7,195,574
Average net assets (dollars in thousands), end of period	$6,500,598	$5,707,615	$7,538,699	$9,152,450	$4,996,367
Ratio of expenses to average net assets (c)	4.40%	4.49%	4.08%	3.48%	13.92%
Ratio of net investment income/(loss) to average net assets (c)	(1.81)%	(2.63)%	(3.06)%	(2.98)%	(12.71)%
Ratio of incentive fee to average net assets (c)	—%	—%	—%	0.04%	9.73%
Ratio of expenses without incentive fee to average net assets (c)	4.40%	4.49%	4.08%	3.44%	4.19%
Ratio of expenses without incentive fee, dividend & interest expense and security trading related expenses to average net assets (c)	2.38%	2.39%	2.38%	2.37%	2.38%
Ratio of net investment income/(loss) without incentive fee to average net assets (c)	(1.81)%	(2.63)%	(3.06)%	(2.94)%	(2.98)%
Portfolio turnover on investments in securities	149%	119%	159%	107%	149%
Average debt ratio	1.10%	0.04%	0.20%	0.45%	0.60%
Average commission rate paid	$0.06	$0.04	$0.05	$0.05	$0.03

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2024 (continued)

14. Financial Highlights (continued)

	Class W	Class W	Class W	Class W	Class W
	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net asset value per Share, beginning of period	$12.13	$10.56	$18.33	$19.02	$13.37
Income from investment operations (a):
Net investment income/(loss)	(0.17)	(0.22)	(0.33)	(0.41)	(1.91)
Net realized and net change in unrealized gain/(loss) from investment activities, foreign currency transactions, forward contracts, purchased options and total return swaps	5.01	1.79	(7.04)	0.78	8.21
Total income/(loss) from investment operations	4.84	1.57	(7.37)	0.37	6.30
Distributions to shareholders:
Total distributions to shareholders	—	—	(0.40)	(1.06)	(0.65)
Net asset value per Share, end of period	$16.97	$12.13	$10.56	$18.33	$19.02
Total return—gross (b) (c)	39.90%	14.87%	(41.09)%	1.65%	57.91%
Total return—net (b) (c)	39.90%	14.87%	(41.09)%	1.69%	49.08%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$2,135,202	$1,246,255	$1,467,291	$2,745,394	$1,918,949
Average net assets (dollars in thousands), end of period	$1,613,656	$1,442,790	$2,170,161	$2,603,130	$1,189,663
Ratio of expenses to average net assets (c)	3.65%	3.74%	3.32%	2.65%	13.02%
Ratio of net investment income/(loss) to average net assets (c)	(1.10)%	(1.87)%	(2.31)%	(2.15)%	(11.84)%
Ratio of incentive fee to average net assets (c)	—%	—%	—%	(0.04)%	9.61%
Ratio of expenses without incentive fee to average net assets (c)	3.65%	3.74%	3.32%	2.69%	3.41%
Ratio of expenses without incentive fee, dividend & interest expense and security trading related expenses to average net assets (c)	1.63%	1.64%	1.64%	1.62%	1.63%
Ratio of net investment income/(loss) without incentive fee to average net assets (c)	(1.10)%	(1.87)%	(2.31)%	(2.19)%	(2.23)%
Portfolio turnover on investments in securities	149%	119%	159%	107%	149%
Average debt ratio	1.10%	0.04%	0.20%	0.45%	0.60%
Average commission rate paid	$0.06	$0.04	$0.05	$0.05	$0.03

(a)	Per Share amounts presented are based on the average monthly Shares outstanding throughout the period indicated.
(b)	Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(c)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital activity.

ACAP STRATEGIC FUND

NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2024 (continued)

15. Subsequent Events

Subsequent to September 30, 2024, and through November 22, 2024, the Fund had proceeds from sales of shares of $28,404,239 and $8,737,957 in Class A shares and Class W shares, respectively.

ACAP STRATEGIC FUND

Supplemental Information
(Unaudited)

Disclosure of Portfolio Holdings: The Fund files a Form N-PORT with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year. For the Fund, this would be for the fiscal quarters ending December 31 and June 30. Form N-PORT includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities: A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling your financial advisor, or calling collect (212) 716-6840, or on the SEC’s website at http://www.sec.gov.

Supplemental Tax Information: If during the year you would like information on estimated capital gains, please contact the Fund at (212) 716-6840.

Management’s Discussion of Fund Performance

The Fund’s performance for the fiscal year ended September 30, 2024 was positive and outperformed the Fund’s benchmarks (see table and chart on following page). The Fund’s positive performance and outperformance versus its benchmarks were driven by the portfolio’s long positions. Short and hedge positions detracted from performance during the period.

2023 marked the end of the most aggressive global rate tightening cycle in decades, which we believe particularly hurt high growth stocks during this period. This dynamic is now changing, in our view, and we continue to believe the monetary backdrop is likely to gradually shift and change in a way that is favorable to growth investing, especially as the economy slows down. In fact, June 2024 was the first month since October 2020 in which no central bank globally raised rates, and September 2024 saw the largest number of rate cuts since April 2020 during the COVID-19 crisis.

Against this backdrop of potential rate-peaking and disinflation, we continue to favor high quality growth sectors such as technology and communication services. We believe these sectors are supported by, one, favorable fundamentals, e.g., higher barriers to entry, stronger balance sheets, and higher returns on invested capital; two, strong secular growth trends; three, a broader scarcity of growth assets; and, four, supporting cash flow valuations relative to the underlying growth rates. And the Fund’s positive performance for the period was driven by the portfolio’s exposure to these sectors.

We believe technology is not only a growth investment but it can, at times, also serve as a relatively defensive one, due to its cost-cutting (relatively high ROI) and productivity enhancing proposition to the end customer, solid balance sheet, positive cash flow conversion, low labor cost to sales, ongoing industry consolidation, and, lastly, strong underlying secular innovation trends. To this last point, companies which can innovate tend to be less correlated to the economic cycle. This is consistent with our own desire to identify secular growth stories with company-specific product cycles that are less dependent on the economic cycle.

To put things in perspective, the correction of high growth stocks since their peak in early 2021 has reflected not just a recession (i.e., a bear market defined as a larger than 20% decline) for this group, but rather a severe depression, in our view. And despite this year’s rally, we believe there currently do remain attractive opportunities to invest in high quality growth compounders at attractive relative multiples. For example, almost half of NASDAQ stocks are still down 50% or more from their 2021 highs.

However, given high market valuations, the potential for an economic slowdown, and the widening gap between winners and losers (due in part to the impact of AI), we believe stock picking and the ability to short stocks and use market hedges to mitigate risk have become increasingly important in the current market.

ACAP STRATEGIC FUND

Supplemental Information
(Unaudited)

Moreover, and in addition to what we currently see as high aggregate market valuations, particularly in the US, structurally the economy in the US remains especially vulnerable, as the three D’s, Debt, Demographics and technological Disruption remain in full force and are highly disinflationary. Of particular concern, the spike in US government debt over the last two decades is increasing bearish risk scenarios for asset prices and systemic instability, such as default, currency debasement and inflation. In this connection, and in early August, economic data releases were negative for both unemployment and manufacturing PMI, while the picture for consumers has been deteriorating, with credit delinquencies recently reaching the highest levels since the Global Financial Crisis.

Given elevated levels of government debt, bad population demographics, aged infrastructure and the overall mature nature of the US economy, at best overall economic growth is secularly likely to remain subdued and uninspiring for many years to come, in our current view. We believe this dynamic elevates the attractiveness and scarcity value of secular growth assets with product cycles that are largely independent of the economic cycle.

In summary, we strongly reiterate the need to be highly selective in the current market, and thus the importance of stock picking. In fact, and given the elevated tail risks we currently see, such as increased social polarization and potential for unrest, unsustainably high fiscal deficits, and global geopolitical uncertainty, we believe it is important in this current environment to balance our high conviction long investments in quality secular growth companies with alpha-seeking short investments as well as structured market hedges, and to also stay globally diversified, by managing exposure to countries, currencies and regional economies.

During the annual period, the Fund continued to utilize total return equity swaps to replicate exposures to an issuer or group of issuers. Overall, the use of the swaps performed as expected and in line with the performance of the long and short book sought to be replicated.

During the annual period, the Fund continued to utilize options, both on individual issuers as well as broader sector and market ETF options, to seek to generate alpha and hedge market risks. Overall, the use of options performed as expected.

Performance Overview

Average Annual Total Returns (%)
(as of September 30, 2024)	1 Year	5 Year	10 Year
ACAP Strategic Fund - Class A	38.86%	6.69%	8.10%
MSCI World Index	30.48%	11.30%	8.16%
MSCI ACWI	29.68%	10.35%	7.41%

Average Annual Total Returns (%) (as of September 30, 2024)	1 Year	5 Year	Since Inception (April 1, 2015)
ACAP Strategic Fund - Class W	39.90%	7.49%	8.36%
MSCI World Index	30.48%	11.30%	8.33%
MSCI ACWI	29.68%	10.35%	7.60%

ACAP STRATEGIC FUND

Supplemental Information
(Unaudited)

Performance of a Hypothetical $50,000 Investment (October 1, 2014—September 30, 2024)

The chart above shows the change in value of a hypothetical $50,000 investment in Class A shares of ACAP Strategic Fund (the Fund’s oldest and largest share class) during the stated period and assumes the reinvestment of dividends and distributions, including, with respect to the indices’ performance shown above, the reinvestment of dividends on securities in the indices. The above chart and table do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

The performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is subject to numerous risks set forth in the Fund’s prospectus.

The MSCI World Index captures large and mid cap representation across 23 developed markets countries. With 1,429 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI ACWI captures large and mid cap representation across 23 developed markets and 24 emerging markets countries. With 2,757 constituents, the index covers approximately 85% of the global investable equity opportunity set.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

The views expressed above reflect the current views of the Fund’s management team. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the contributing parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

ACAP STRATEGIC FUND

Supplemental Information
(Unaudited)

Risk Disclosures

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. In particular, the Fund’s use of leverage, active trading, short sales and derivative instruments can be considered speculative and, thus, could result in significant losses to investors who purchase shares. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the substantial risks involved, including the risk of loss of their entire investment. The Fund is not a mutual fund and is not subject to the same regulatory requirements as mutual funds. The Fund is subject to high fees, including management fees and expenses, all of which will reduce profits. Interests in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.

The Fund primarily invests in “equity securities,” which, for these purposes, means common and preferred stocks (including initial public offerings or “IPOs” and shares of exchange traded funds that are registered under the 1940 Act), convertible securities, stock options (call and put options), warrants and rights. Thus, the value of the Fund’s portfolio will be affected by daily movements in the prices of equity securities. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry, regulatory and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, stock markets can be volatile at times, and stock prices can change drastically. This market risk will affect the Fund’s share price, which will fluctuate as the values of the Fund’s investment securities and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time.

The Fund may invest a significant portion of its assets in the securities of foreign issuers or U.S. issuers that derive a substantial portion of their revenue or profits from foreign businesses, investments or sales, or that have a substantial portion of their operations or assets abroad. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S., including, among other things, increased political, regulatory, contractual and economic risk and exposure to currency fluctuations. The Fund may also invest in companies located in, or doing business in, emerging or less developed countries. These investments are typically subject to the foregoing risks to a much greater degree than investments in developed countries and thus, investments in less developed countries could potentially increase volatility in the Fund’s net asset value.

Consideration and Renewal of Investment Advisory Agreement

At a meeting held via videoconference on September 11, 2024, the Board of Trustees of ACAP Strategic Fund (the “Board”) approved renewing the investment advisory agreement between ACAP Strategic Fund, a Delaware statutory trust (the “Fund”), and SilverBay Capital Management, LLC, a Delaware limited liability company (the “Adviser”) (the “Advisory Agreement”), for an additional one-year period. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Trustees”) separately voted to renew the Advisory Agreement. The Board observed that the SEC has provided temporary relief from the in-person approval requirements for Advisory Agreement renewals as a result of the ongoing COVID-19 pandemic, and agreed that the circumstances outlined in the temporary relief order were present.

In considering whether to renew the Advisory Agreement, the Board reviewed various materials from the Adviser, which included: (i) information concerning the services rendered to the Fund by the Adviser over the past year; (ii) the investment performance of the Fund and of other accounts managed by the Adviser, including comparative performance information, (iii) the fees and expenses of the Fund, and comparative expense information, including fees charged by the Adviser to other accounts, (iv) information on the profitability of the Adviser and its affiliates, taking into account their cost of providing services, and (v) other benefits to the Adviser from its relationship with

ACAP STRATEGIC FUND

Supplemental Information
(Unaudited)

the Fund. The Independent Trustees were represented in their review by experienced counsel they reasonably believed satisfied the SEC’s standards as “independent legal counsel.” In particular, the Board considered the following:

The Nature, Extent and Quality of Services Provided by the Adviser

The Trustees had reviewed various presentations the Adviser had provided to the Board regarding its services to the Fund. In connection with the broad scope of investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser, the performance of the Fund’s investments in relation to the Fund’s stated investment objective and policies. In this regard, the Board also considered the experience of the individuals responsible for the day-to-day management and operation of the Fund’s assets, including personnel of the Adviser and Alkeon Capital Management, LLC (“Alkeon”), the Adviser’s managing member, in managing funds and accounts with the same strategy (and similar strategies) as that of the Fund. The Board noted that the Adviser, or Alkeon, provides, at its own expense, facilities necessary for the operation of the Fund, and it makes certain of its personnel available to serve as the senior officers of the Fund, including the Chief Compliance Officer, the Principal Executive Officer and the Principal Financial Officer. The Trustees considered the Adviser’s performance of its obligations to provide oversight of third-party service providers and to monitor compliance with applicable Fund policies and procedures and adherence to its investment restrictions. The Board also considered the Adviser’s representations regarding the adequacy of its financial condition and its financial wherewithal to provide quality services to the Fund, and the representations, in this regard, by Alkeon, in its capacity as sole member of the Adviser, including its commitment to providing or making available to the Adviser, on an ongoing basis, adequate resources (including capital and personnel) so as to provide meaningful and appropriate support for the operations of the Adviser, including enabling it to perform its obligations, and provide quality services, to the Fund. The Board found it was reasonable to expect that the Fund would continue to receive the services required from the Adviser under the Advisory Agreement and expressed satisfaction with the nature, extent and quality of services theretofore provided.

Investment Performance of the Fund and the Adviser

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the historical investment performance generated by the Adviser for those investment vehicles, such as the Fund, managed by Mr. Sparaggis, the principal portfolio manager of the Fund and the lead member of the Adviser’s investment team. With respect to the Fund, the Trustees observed that the Fund’s investment performance overall has met expectations.

Cost of the Services Provided and Profits Realized by the Adviser from its Relationship with the Fund.

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Advisory Agreement. The Board noted that under the Advisory Agreement the Fund pays the Adviser a fixed management fee of 1.50% and a performance-based incentive fee in an amount equal to 20% of the amount by which the Fund’s net profits exceed the balance of a loss carry-forward account. The Board reviewed the mechanics of the incentive fee, noting that none will be payable for the Fund’s current fiscal year given the performance of the Fund during such period. The Trustees also considered information showing a comparison of the advisory fees and expense ratio of the Fund compared with other funds and accounts advised or sub-advised by Alkeon. The Board noted that the Fund’s current fee structure was within the range of fees charged to other similar funds, including other funds and accounts managed by Alkeon. The Board also noted that a 1.75%/20% or 2%/20% management fee/incentive fee combination was a fee structure commonly charged by alternative fund managers, noting the lower 1.50% management fee charged by the Adviser to the Fund. Based on its review, the Board concluded that the proposed level of the management fee and the incentive fee were fair and reasonable in light of the extent and quality of services that the Fund receives.

ACAP STRATEGIC FUND

Supplemental Information
(Unaudited)

The Trustees then considered the expenses incurred and profits realized by the Adviser and its affiliates from the relationship with the Fund. Based on the data provided, the Trustees concluded that the Adviser’s profitability level was not excessive.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale.

The Trustees noted that economies of scale may be realized when a fund’s assets increase significantly. The Trustees noted that Fund assets are within the range of asset levels achieved in prior years. The Trustees determined that they would revisit economies of scale as appropriate.

Other Benefits.

The Trustees then considered the potential direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund.

Conclusion.

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the fee structure under the Advisory Agreement to be fair and reasonable in light of the services provided by the Adviser. No one single factor was dispositive to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved renewal of the Advisory Agreement for an additional one-year period.

ACAP STRATEGIC FUND

Supplemental Information
(Unaudited)

Trustees and Officers

The identity of the Trustees, and brief biographical information regarding each Trustee, is set forth below. For more information on the Fund’s Trustees and Officers, please see the Statement of Additional Information (SAI), which is available without charge, upon request, by calling collect (212) 716-6840.

Independent Trustees

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
William F. Murphy, 66	Trustee	Indefinite/Since Inception	Real estate agent (residential real estate, 2015 to 2020). Previously, Mr. Murphy was a senior executive in the derivatives trading group of an international investment bank.	One	None
Jorge Orvananos, 55	Trustee	Indefinite/Since Inception	President, GFR Signals, LLC (financial advisory firm, 2011 to Present). Previously, Mr. Orvananos was an investment analyst at a financial advisory firm.	One	None

The address of each independent Trustee is 350 Madison Avenue, 20th Floor, New York, New York 10017.

*	“Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

ACAP STRATEGIC FUND

Fund Management
(Unaudited)

Interested Trustees*

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Gregory D. Jakubowsky, 52	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Chief Executive Officer, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One	None

*	“Interested person” of the Fund or the Adviser, as defined by the 1940 Act. Mr. Jakubowsky is an interested person of the Fund due to, among other things, his position as an officer of the Fund.
**	“Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

ACAP STRATEGIC FUND

Fund Management
(Unaudited)

In accordance with the Fund’s agreement and declaration of trust (the “Declaration of Trust”), the Board has selected the following persons to serve as officers of the Fund:

Officers

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Gregory D. Jakubowsky, 52	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Chief Executive Officer, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One
George Mykoniatis, 54	Treasurer and Principal Financial Officer	Indefinite/Since Inception	Chief Financial Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Principal, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One
Jennifer Shufro, 49	Chief Compliance Officer, Chief Legal Officer, Vice President and Secretary	Indefinite/Since March 2015	Managing Director, Alkeon Capital Management, LLC (investment management firm, 2012 to Present); Chief Compliance Officer, SilverBay Capital Management LLC (investment management firm, 2015 to Present).	One

The address of each Officer is 350 Madison Avenue, 20th Floor, New York, New York 10017.

ACAP STRATEGIC FUND

PRIVACY NOTICE

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of ACAP Strategic Fund (the “Fund”) with respect to the collection, sharing and protection of non-public personal information of the Fund’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Fund’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

SILVERBAY CAPITAL MANAGEMENT LLC

(“SilverBay”)
PRIVACY NOTICE

SilverBay, the investment adviser to ACAP Strategic Fund, does not disclose nonpublic personal information about its clients, former clients, prospective clients, clients’ investors, prospective clients’ investors or former clients’ investors to third parties other than as described below. This Privacy Policy sets forth the policies of SilverBay with respect to the collection, sharing and protection of non-public personal information of SilverBay’s clients, former clients, client’s investors, prospective clients’ investors and former clients’ investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Policy carefully to understand what SilverBay does.

SilverBay collects personal information about its clients (such as names, addresses, social security or tax identification numbers, assets and income) in the course of doing business with its clients, from documents that its clients may deliver to it or its agent. SilverBay may use this information to provide advisory services to its clients, to open an account for its clients, to process a transaction for a clients’ account or otherwise in furtherance of its business. To service its clients’ accounts and effect transactions, SilverBay may provide its clients’ personal information to its affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist it in servicing its clients’ accounts and have a need for such information, such as a broker or fund administrator. SilverBay may also disclose such information to service providers and financial institutions with which it has marketing arrangements.

SilverBay requires third party service providers and financial institutions with which it has marketing arrangements to protect the confidentiality of its clients’ information and to use the information only for the purposes for which SilverBay discloses the information to them. SilverBay does not otherwise provide information about its clients to outside firms, organizations or individuals except to its attorneys, accountants and auditors and as permitted by law.

SilverBay does not disclose any nonpublic, personal information about its clients, former clients, prospective clients, clients’ investors, prospective clients’ investors or former clients’ investors to third parties, except as permitted or required by law. SilverBay maintains physical, electronic and procedural safeguards to protect such information, and limits access to such information to those employees who require it in order to provide products or services to its clients.

If you have any questions regarding SilverBay’s privacy policy, please contact Jennifer Shufro at (212) 716-6575.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(b)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(c)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.
(d)	Not applicable.
(e)	A copy of the Code of Ethics is filed as an Exhibit.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees (the "Board") has determined that Jorge Orvananos is qualified to serve as an audit committee financial expert serving on the Audit Committee of the Board (the "Audit Committee") and that he is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $194,245 for 2024 and $177,550 for 2023.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are $24,910 for 2024 and $24,380 for 2023. These services related to the review of the Registrant's semi-annual, unaudited financial statements and registration statement.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,720 for 2024 and $11,660 for 2023. This represents tax work related to annual audited financial statements, the fund’s tax filings as required by the Internal Revenue Service, and tax planning advice.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2024 and $0 for 2023.

(e)(1)	The Registrant's Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, (i) all audit and non–audit services that the Registrant's independent auditors provide to the Registrant and (ii) all non-audit services that the Registrant's independent auditors provide to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; provided that the Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee prior to their ratification by the Audit Committee.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $12,720 for 2024 and $11,660 for 2023.
(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable
(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.
(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

At a meeting held via videoconference on September 11, 2024, the Board of Trustees of ACAP Strategic Fund (the “Board”) approved renewing the investment advisory agreement between ACAP Strategic Fund, a Delaware statutory trust (the “Fund”), and SilverBay Capital Management, LLC, a Delaware limited liability company (the “Adviser”) (the “Advisory Agreement”), for an additional one-year period. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Trustees”) separately voted to renew the Advisory Agreement. The Board observed that the SEC has provided temporary relief from the in-person approval requirements for Advisory Agreement renewals as a result of the ongoing COVID-19 pandemic, and agreed that the circumstances outlined in the temporary relief order were present.

In considering whether to renew the Advisory Agreement, the Board reviewed various materials from the Adviser, which included: (i) information concerning the services rendered to the Fund by the Adviser over the past year; (ii) the investment performance of the Fund and of other accounts managed by the Adviser, including comparative performance information, (iii) the fees and expenses of the Fund, and comparative expense information, including fees charged by the Adviser to other accounts, (iv) information on the profitability of the Adviser and its affiliates, taking into account their cost of providing services, and (v) other benefits to the Adviser from its relationship with the Fund. The Independent Trustees were represented in their review by experienced counsel they reasonably believed satisfied the SEC’s standards as “independent legal counsel.” In particular, the Board considered the following:

The Nature, Extent and Quality of Services Provided by the Adviser

The Trustees had reviewed various presentations the Adviser had provided to the Board regarding its services to the Fund. In connection with the broad scope of investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser, the performance of the Fund’s investments in relation to the Fund’s stated investment objective and policies. In this regard, the Board also considered the experience of the individuals responsible for the day-to-day management and operation of the Fund’s assets, including personnel of the Adviser and Alkeon Capital Management, LLC (“Alkeon”), the Adviser’s managing member, in managing funds and accounts with the same strategy (and similar strategies) as that of the Fund. The Board noted that the Adviser, or Alkeon, provides, at its own expense, facilities necessary for the operation of the Fund, and it makes certain of its personnel available to serve as the senior officers of the Fund, including the Chief Compliance Officer, the Principal Executive Officer and the Principal Financial Officer. The Trustees considered the Adviser’s performance of its obligations to provide oversight of third-party service providers and to monitor compliance with applicable Fund policies and procedures and adherence to its investment restrictions. The Board also considered the Adviser’s representations regarding the adequacy of its financial condition and its financial wherewithal to provide quality services to the Fund, and the representations, in this regard, by Alkeon, in its capacity as sole member of the Adviser, including its commitment to providing or making available to the Adviser, on an ongoing basis, adequate resources (including capital and personnel) so as to provide meaningful and appropriate support for the operations of the Adviser, including enabling it to perform its obligations, and provide quality services, to the Fund. The Board found it was reasonable to expect that the Fund would continue to receive the services required from the Adviser under the Advisory Agreement and expressed satisfaction with the nature, extent and quality of services theretofore provided.

Investment Performance of the Fund and the Adviser

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the historical investment performance generated by the Adviser for those investment vehicles, such as the Fund, managed by Mr. Sparaggis, the principal portfolio manager of the Fund and the lead member of the Adviser’s investment team. With respect to the Fund, the Trustees observed that the Fund’s investment performance overall has met expectations.

Cost of the Services Provided and Profits Realized by the Adviser from its Relationship with the Fund.

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Advisory Agreement. The Board noted that under the Advisory Agreement the Fund pays the Adviser a fixed management fee of 1.50% and a performance-based incentive fee in an amount equal to 20% of the amount by which the Fund’s net profits exceed the balance of a loss carry-forward account. The Board reviewed the mechanics of the incentive fee, noting that none will be payable for the Fund’s current fiscal year given the performance of the Fund during such period. The Trustees also considered information showing a comparison of the advisory fees and expense ratio of the Fund compared with other funds and accounts advised or sub-advised by Alkeon. The Board noted that the Fund’s current fee structure was within the range of fees charged to other similar funds, including other funds and accounts managed by Alkeon. The Board also noted that a 1.75%/20% or 2%/20% management fee/incentive fee combination was a fee structure commonly charged by alternative fund managers, noting the lower 1.50% management fee charged by the Adviser to the Fund. Based on its review, the Board concluded that the proposed level of the management fee and the incentive fee were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Trustees then considered the expenses incurred and profits realized by the Adviser and its affiliates from the relationship with the Fund. Based on the data provided, the Trustees concluded that the Adviser’s profitability level was not excessive.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale.

The Trustees noted that economies of scale may be realized when a fund’s assets increase significantly. The Trustees noted that Fund assets are within the range of asset levels achieved in prior years. The Trustees determined that they would revisit economies of scale as appropriate.

Other Benefits.

The Trustees then considered the potential direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund.

Conclusion.

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the fee structure under the Advisory Agreement to be fair and reasonable in light of the services provided by the Adviser. No one single factor was dispositive to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved renewal of the Advisory Agreement for an additional one-year period.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Registrant to SilverBay Capital Management LLC (the “Adviser”) as part of the Adviser’s management of the Fund pursuant to the advisory agreement between the Registrant and the Adviser. The Adviser has adopted proxy voting policies and procedures to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Registrant. The following is a summary of the Adviser’s proxy voting policies and procedures.

The Adviser has entered into an agreement with Institutional Shareholder Services Inc. (“ISS”), an independent third party, for ISS to provide the Adviser with its research and recommendations on proxies and to facilitate the electronic voting of proxies. The Adviser has adopted ISS’s proxy voting policies and procedures (the “ISS Policies”) in order to ensure that it votes proxies in the best interests of its clients. The Adviser has instructed ISS to vote all proxies in accordance with the ISS Policies, unless instructed by the Adviser to vote otherwise.

The Adviser instructs each custodian for its client accounts (including the Registrant) to deliver to ISS all proxy solicitation materials that the custodian receives for that client account. The Adviser (or its designee, which may include an administrator to a client account) provides to ISS a listing of securities held “long” in each client account as of the 15th and last day of each month to enable ISS to use reasonable efforts to confirm that ISS has received all proxy solicitation materials concerning such securities.

The Adviser, through ISS, will vote proxies on behalf of client accounts. ISS evaluates all proxy solicitation material and other facts it deems relevant and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available. The Adviser has instructed ISS to make voting decisions on behalf of each client account based on the proxy voting guidelines that ISS provides to the Adviser, subject to certain exceptions in the event of conflicts of interests. The Adviser may override ISS’s voting decisions if the Adviser deems it in the best interests of the client account. The Adviser has instructed ISS to use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX and be made available no later than August 31 of each year. Such information can be obtained (i) without charge, upon request, by calling the Fund at (212) 716-6840 and (ii) at the SECs website at http://www.sec.gov.

Due to the size and nature of the Adviser’s operations and the Adviser’s limited affiliations in the securities industry, the Adviser does not expect that material conflicts of interest will arise between the Adviser and a client account over proxy voting. The Adviser recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Adviser or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. Notwithstanding the possibility of such a material conflict arising, the Adviser believes that it places the interests of client accounts ahead of the Adviser’s own interest by following ISS’s recommendations in such circumstances (unless directed otherwise by a client).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this filing, Mr. Panayotis ("Takis") Sparaggis serves as the Fund's principal Portfolio Manager and the lead member of the Adviser’s Investment Team, and has served as the Fund’s principal Portfolio Manager since the Fund's inception. Mr. Sparaggis is the controlling person and Chief Investment Officer of Alkeon Capital Management, LLC ("Alkeon"), which is the sole member of the Adviser. From May 1995 until he established Alkeon in January 2002, Mr. Sparaggis was associated with CIBC World Markets Corp. ("CIBC WM") and its predecessor, Oppenheimer & Co., Inc., where he was a Managing Director. From January 1996 to December 2001, Mr. Sparaggis also was a Senior Portfolio Manager for Oppenheimer Investment Advisers ("OIA"), an investment management program offered by CIBC WM, and was then responsible for OIA's MidCap Managed Account Portfolios. From 1993 until joining Oppenheimer & Co., Inc. in 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of September 30, 2024, Mr. Sparaggis managed or was a member of the management team for the following client accounts other than the Fund:

Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Registered Investment Companies:	1	$2,517,001,938	1	$2,517,001,938
Other Pooled Investment Vehicles:	11	$9,310,000,802	11	$9,310,000,802
Other Accounts:	-	-	-	$ -

Potential Conflicts of Interests

The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage (collectively, "Other Accounts") give rise to conflicts of interest that may disadvantage the Registrant. The Registrant has no interest in these other activities of the Adviser and its affiliates. As a result of the foregoing, the persons that manage the Registrant’s investments and their associated investment firms and their affiliates: (i) will be engaged in substantial activities other than on behalf of the Adviser and the Registrant, (ii) will have differing economic interests in respect of such activities, (iii) may have conflicts of interest in allocating their time and activity between the Registrant and Other Accounts, and (iv) will have conflicts of interest in allocating investment opportunities between the Registrant and Other Accounts. The Adviser has adopted policies and procedures to attempt to mitigate these conflicts.

The persons that manage the Registrant’s investments and their associated investment firms and their affiliates will devote only so much of their time to the management of the Registrant’s investments as in their judgment is necessary and appropriate.

There may be circumstances under which the Adviser or its associated firms will cause one or more of their Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Registrant’s assets. There also may be circumstances under which the Adviser or its associated firms will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Registrant, or vice versa. It is the Adviser’s policy, to the extent practicable, to allocate investment opportunities to the Registrant and the Other Accounts fairly and equitably over time. The Adviser will not purchase securities or other property from, or sell securities or other property to, the Registrant.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Mr. Sparaggis' compensation consists of periodic draws and the income from the profits of Alkeon, the sole member of the Adviser, derived by him as its controlling principal. The level of Alkeon's profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Registrant and other advisory clients.

(a)(4)	Disclosure of Securities Ownership

As of September 30, 2024, Mr. Sparaggis did not own directly any shares of the Fund. (This does not take into account Mr. Sparaggis' position as controlling principal of the Adviser's sole member.)

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)	Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Board, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant's principal executive and principal financial officers have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Not applicable.
(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(3)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ACAP Strategic Fund
By (Signature and Title)*	/s/ Greg Jakubowsky
Gregory D. Jakubowsky, President and Principal Executive Officer
(principal executive officer)

Date:  December 2, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Greg Jakubowsky
Gregory D. Jakubowsky, President and Principal Executive Officer
(principal executive officer)

Date:  December 2, 2024

By (Signature and Title)*	/s/ George Mykoniatis
George Mykoniatis, Treasurer and Principal Financial Officer
(principal financial officer)

Date:  December 2, 2024

* Print the name and title of each signing officer under his or her signature.